     As filed with the Securities and Exchange Commission on July 19, 2005

                                              Securities Act File No. 333-103022
                                       Investment Company Act File No. 811-21295

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                           Pre-Effective Amendment No.                      / /

                         Post-Effective Amendment No. 12                    /X/

                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                 Amendment No. 13                           /X/
                        (Check appropriate box or boxes)

                               JPMORGAN TRUST I
                (Exact Name of Registrant Specified in Charter)
                               522 Fifth Avenue
                           New York, New York, 10036
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code:  (800) 480-4111

                             Avery P. Maher, Esq.
                   J.P. Morgan Investment Management Inc.
                              522 Fifth Avenue
                             New York, NY 10036
                  (Name and Address of Agent for Service)

            With copies to:                  With copies to:                        With copies to:
          Avery P. Maher, Esq.        John E. Baumgardner, Jr., Esq.             Alan G. Priest, Esq.
         J.P. Morgan Investment          Sullivan & Cromwell LLP                   Ropes & Gray LLP
            Management Inc.                 125 Broad Street                       One Metro Center
           522 Fifth Avenue                New York, NY 10004              700 12th Street, N.W., Suite 900
          New York, NY 10036                                                  Washington, D.C. 20005-3948

                            ------------------------

It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b)     / / on (date) pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)     / / on (date) pursuant to paragraph (a)(1)

/X/ 75 days after filing pursuant to paragraph (a)(2)     / / on  (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                    Subject to Completion Dated July 19, 2005

                          PROSPECTUS ___________, 2005


                            JPMORGAN SPECIALTY FUNDS

                             CLASS A & CLASS C SHARES


                   HIGHBRIDGE STATISTICAL MARKET NEUTRAL FUND


          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                        [JPMORGAN ASSET MANAGEMENT LOGO]

          CONTENTS

HIGHBRIDGE STATISTICAL MARKET NEUTRAL FUND                                     1

THE FUND'S MANAGEMENT AND ADMINISTRATION                                      10

HOW TO DO BUSINESS WITH THE FUND                                              14

   PURCHASING FUND SHARES                                                     14

   EXCHANGING FUND SHARES                                                     28

   REDEEMING FUND SHARES                                                      30

SHAREHOLDER INFORMATION                                                       35

   DISTRIBUTIONS AND TAXES                                                    35

   AVAILABILITY OF PROXY VOTING RECORD                                        36

   PORTFOLIO HOLDINGS DISCLOSURE                                              36

RISK AND REWARD ELEMENTS                                                      37

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS
CORPORATION AND CERTAIN OF ITS AFFILIATES                                     42

HOW TO REACH US                                                       BACK COVER

                   HIGHBRIDGE STATISTICAL MARKET NEUTRAL FUND

          RISK/RETURN SUMMARY

          For a more detailed discussion of the Fund's main risks, please see pages [__]-[__].

          THE FUND'S OBJECTIVE

          The Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing.

          THE FUND'S MAIN INVESTMENT STRATEGY

          The Fund purchases equity securities that Highbridge Capital Management, LLC ("HCM" or the "Sub-Adviser") believes are undervalued and sells short securities that it believes are overvalued. The Fund will take long and short positions selected from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 Index.

          The Fund intends to maintain approximately equal value exposure in its long and short positions in an effort to offset the effects on the Fund's performance of general stock market movements or sector swings. The Fund's investment strategy emphasizes stock selection as the primary means of generating returns and providing diversification, and hedging through short sales as a means of reducing risk. The Fund implements its strategy through an automated trading process designed to be cost-efficient.

          Derivatives, which are investments that have a value based on another investment, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, swaps and other derivatives as a tool in the management of portfolio assets. The Fund may also use derivatives to hedge various investments and for risk management.

          Taking short positions in securities and investing in derivatives each result in a form of leverage. The Fund expects to further leverage its portfolio by borrowing money from banks in an effort to increase returns and to meet redemption requests. The Fund is permitted to borrow money up to the maximum extent permitted by applicable law, which is generally an amount up to 33 1/3% of the Fund's Assets. "Assets" means net assets, plus the amount of borrowings for investment purposes. With the use of leverage, the Fund may be exposed in an amount up to 150% of its net assets to both long and short positions.

          Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund's leveraging strategy will be successful. The net proceeds of the Fund's borrowings will be invested in accordance with the Fund's investment policies and objective as described in this prospectus. The Fund cannot assure you that the use of leverage will result in a higher return on your investment. (See "The Fund's Main Investment Risks" below)

          The Fund's long and short positions will not be matched on a sector-by-sector basis, but will be selected using the statistical arbitrage strategy described below. Thus, while the Fund will generally not be, on an aggregate basis, significantly weighted towards long or short positions at any time, it may be exposed to net long or short positions in one or more individual market sectors.

          The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. THE AMOUNT OF ANY GAINS OR LOSSES, AS DESCRIBED ABOVE, WILL BE MAGNIFIED BY THE FUND'S INTENDED USE OF LEVERAGE.

          The Fund may also invest in shares of exchange-traded funds (ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

          The Fund measures its return against the return an investor could achieve through an investment in 3-month U.S. Treasury Bills. J.P. Morgan Investment Management Inc. (JPMIM) and HCM attempt to achieve returns for the Fund's shareholders that exceed that benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills. THIS INCREASED VOLATILITY IS MAGNIFIED BY THE FUND'S USE OF BORROWINGS FOR INVESTMENT PURPOSES.

          The Fund may invest any portion of its assets that is not invested in equity securities in cash or cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated mutual funds) and bank money market deposit accounts.

          The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

          The Fund is diversified as defined in the Investment Company Act of 1940 (the "1940 Act").

          BEFORE YOU INVEST

          Investors considering the Fund should understand that:

          - There is no assurance that the Fund will meet its investment objective.

          - The Fund does not represent a complete investment program.

          FREQUENCY OF TRADING

          Although the Fund anticipates a very high degree of portfolio turnover (likely to be in excess of 600% per year), how frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

          INVESTMENT PROCESS

          JPMIM serves as the Fund's investment adviser and HCM serves as the Fund's sub-adviser. HCM has developed a trading system designed to provide insight into forecasting securities returns, managing portfolio risk and executing trades with minimal market impact. The Fund applies this system to a universe of stocks that meet the dual criteria of (1) mid to large market capitalization and (2) liquid and developed trading markets.

          The success of the Sub-Adviser's statistical arbitrage strategy depends on the interaction of four primary components: the Forecasting System, the Factor Model, the Optimizer and the Execution System.

          THE FORECASTING SYSTEM: The Forecasting System encapsulates the Sub-Adviser's view of predictable sources of return variation for equity securities. These views are based on the Sub-Adviser's research program which applies statistical methods and the Sub-Adviser's investment expertise. Forecasts are updated throughout the day using real-time data and are functions of the time series of security prices as well as fundamental information about companies.

          THE FACTOR MODEL: The Factor Model seeks to identify the sources of variability in security returns by decomposing each return into a part specific to the security and parts attributable to a small number of features, or "factors," pertinent to all securities; this decomposition allows one to estimate the riskiness of a portfolio. For instance, it is widely recognized that a large part of any individual stock's movement is "explained" by the contemporaneous movement in the stock market as a whole and that a large part of the remaining movement is explained by the contemporaneous movement of the stock's industry group. Thus, a portfolio that is highly concentrated in a single industry, involves greater risk of loss than one that is diversified across industries, because the less diversified portfolio is highly sensitive to fluctuations in that particular industry.

          THE OPTIMIZER: The Optimizer uses the results of the Forecasting System and the Factor Model to determine a portfolio believed to have the greatest risk-adjusted expected return. In practice, this means choosing positions with the greatest expected profits according to the forecasts, while limiting exposure to the factors in the Factor Model. The problem is complicated, both conceptually and computationally, by the range of horizons in the forecasts, which requires the Optimizer to balance estimates of risks and rewards at different times in the future to decide its positions across time.

          EXECUTION SYSTEM: Once the Optimizer has selected portfolio securities to be held long and short, it is still a challenge to execute efficiently (with minimal market impact) the trades needed to take these positions. As the expected profit from any individual trade is small, excessive market impact could erase that profit. HCM has developed an order management system which uses refined algorithms to determine the timing and aggressiveness of trades that is intended to minimize the market impact of trades.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

          THE FUND'S MAIN INVESTMENT RISKS

          All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

          The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

          The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

          The strategy used by the Fund's management may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund's exposure to stock market movements, capitalization, sector-swings or other risk factors. The strategy used by the Fund involves frequent securities transactions that involve risks different than long only equity investments. The Fund is intended for investors who plan to invest for the long-term and are able and willing to assume the risks associated with this type of fund.

          The Fund expects to borrow money from banks and to use such borrowings for investment purposes and to meet redemption requests. The Fund's use of such financial leverage is a speculative technique. If the Fund uses leverage, its losses may be higher than if it did not use leverage. So long as the proceeds from borrowings are invested in securities that provide a higher rate of return than the cost of borrowing, the leverage will allow shareholders to receive a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the cost of leverage were to exceed the return on the securities acquired with borrowings, the Fund's use of leverage would result in a lower rate of return to shareholders than if the Fund were not leveraged. There is no assurance that the Fund's use of leverage will be successful. The use of leverage creates an opportunity for increased return, but also creates additional risks, including the possibility of greater volatility of net asset value. If the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. In addition, because the Fund is unable to borrow more than 33 1/3% of the Fund's Assets, it may be required to sell securities or liquidate positions at a loss in order to fund shareholder redemptions.

          In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

          After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or `close out' the short position by replacing the borrowed securities at a particular time or at an acceptable price.

          In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

          Further, if other short-sellers of the same security want to close out their positions at the same time, a "short squeeze" can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short-sale.

          The Fund may use derivatives in connection with its investment strategies to hedge and manage risk and to increase the Fund's returns. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives may not be successful and may result in losses to the Fund. In addition, the cost of hedging may reduce the Fund's returns and the counterparty may default.

          Registered investment companies such as the Fund are limited in their ability to borrow, including their ability to take on financial leverage and to engage in short selling and derivative transactions. The Fund is required to have assets (including the amounts borrowed) at least equal to 300% of the amount borrowed. It is also required to identify and earmark assets to provide asset coverage for the Fund's short positions and derivative transactions. THE FUND INTENDS TO USE THE SAME ASSETS TO MEET ITS OBLIGATIONS FOR THE 300% ASSET COVERAGE TEST DESCRIBED ABOVE AND FOR COVERAGE OF THE FUND'S SHORT POSITIONS AND DERIVATIVE TRANSACTIONS. THIS APPROACH HAS NOT BEEN APPROVED BY THE SECURITIES & EXCHANGE COMMISSION ("SEC"), AND THERE IS NO CONTROLLING SEC GUIDANCE OR PRECEDENT ON THE SUBJECT. THERE IS A RISK THAT THE SEC COULD DETERMINE THAT THE APPROACH USED BY THE FUND IS NOT CONSISTENT WITH APPLICABLE LAW OR REGULATIONS AND THAT THE FUND IS NOT ABLE TO USE BORROWINGS TO THE EXTENT THAT IS CURRENTLY ANTICIPATED. In such a situation, the Fund would be required to reduce its borrowings, close out its short positions and/or terminate its derivative transactions. Such steps could occur at inopportune times and could be inconsistent with the Fund's investment program.

          Quantitative trading strategies, including statistical arbitrage, are highly complex, and, for their successful application, require relatively sophisticated mathematical calculations and relatively complex computer programs. Such trading strategies are dependent upon various computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related "system crashes." These trading strategies are also dependent upon historical correlations that may not always be true and may result in losses. In addition, the "slippage" from entering and exiting positions (i.e., the market impact of trades identified by the quantitative trading strategies) may be significant and may result in losses.

          If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

          The techniques and strategies contemplated by the Fund are expected to result in a high degree of portfolio turnover. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund's after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          The Fund's transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund's after-tax returns.

          The Fund may be subject to substantial charges for management and brokerage fees. In addition, the Fund will incur obligations to pay its other operating fees and expenses. These expenses are payable by the Fund regardless of whether the Fund realizes any profits. It will be necessary for the Fund to make substantial trading profits to avoid depletion or exhaustion of its assets.

          The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

          WHO MAY WANT TO INVEST

The Fund is designed for investors who:

          - are seeking absolute (positive) returns during any given market cycle, over a long-term period

          - are pursuing a long-term goal such as retirement

The Fund is NOT designed for investors who:

          - want a fund that pursues market trends or focuses only on particular industries or sectors

          - require regular income or stability of principal

          - are pursuing a short-term goal or investing emergency reserves

          THE FUND'S PAST PERFORMANCE

          The Fund will commence operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

           ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS C SHARES

          The estimated expenses of the Class A and Class C Shares before and after reimbursement are shown below. Total Annual Operating Expenses are estimated for the fiscal year ending [_______], 2006. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS C ASSETS)

                                              CLASS A SHARES    CLASS C SHARES
                                              --------------    --------------
Management Fees                                    1.75%             1.75%
Distribution (Rule 12b-1) Fees                     0.25%             0.75%
Shareholder Service Fees                           0.25%             0.25%
Other Expenses                                     0.35%             0.35%
Total Annual Operating Expenses(1)                 2.60%             3.10%
Fee Waivers and Expense Reimbursements(2)           0.65%             0.65%
Net Expenses(2)                                    1.95%             2.45%

   (1)  Excludes dividend expenses related to short sales.

   (2) [Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class C Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses related to short sales) exceed 1.95% and 2.45%, respectively, of their average daily net assets through [ ]. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.]

          EXAMPLE

          The example below is intended to help you compare the cost of investing in Class A and Class C Shares of the Fund with the cost of investing in other mutual funds. The example assumes:

              -  $10,000 initial investment,

              -  5% return each year, and

              -  net expenses through [    ] and total annual operating expenses
                 thereafter.

          This example is for comparison only; the actual return of the Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                        1 YEAR           3 YEARS
                                        ------           -------
CLASS A SHARES* ($)
CLASS C SHARES** ($)

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                        1 YEAR           3 YEARS
                                        ------           -------
CLASS A SHARES* ($)
CLASS C SHARES** ($)

*  Assumes sales charge is deducted when shares are purchased.
** Assumes applicable deferred sales charge is deducted when shares are sold.

                    THE FUND'S MANAGEMENT AND ADMINISTRATION

          The Fund is a series of JPMorgan Trust I (the Trust), a Delaware statutory trust. The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

          The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

          Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

          The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

          THE FUND'S INVESTMENT ADVISER AND SUB-ADVISER

          JPMIM is the investment adviser to the Fund and HCM is the investment sub-adviser. HCM makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036, and HCM is located at 9 West 57th Street, New York, NY 10019.

          JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. HCM is majority owned by J.P. Morgan Fleming Asset Management Holdings, Inc.

          HCM, an international asset management firm specializing in non-traditional investment management strategies, has a substantial track record in the non-traditional funds management industry. Founders Henry Swieca and Glenn Dubin were among the first to integrate non-traditional (or "absolute return") strategies with more traditional portfolios. Since then, Messrs. Swieca and Dubin have actively managed substantial equity and fixed income portfolios on behalf of institutional investors. HCM is comprised of over 160 staff members including 62 investment and trading professionals, with offices in New York, London and Hong Kong.

          JPMIM is paid management fees of 1.75% as a percentage of average daily net assets. HCM is paid management fees of 1.50% as a percentage of average daily net assets.

          THE PORTFOLIO MANAGERS

          The portfolio management team is comprised of Evan Dick, Greg Howell, Alain Sunier, Jerome Benveniste and Aindrais D.P. O'Callaghan.

          Evan Dick. Mr. Dick is a Managing Director of HCM and Senior Portfolio Manager for Statistical Arbitrage. He is responsible for the leadership of the group, adjusting the weights of the forecasts and maintaining the Factor Model. He joined HCM in January 2002. Mr. Dick began his career at G.E. Astro-Space building a dynamic simulator to test flight software and ground station hardware for satellites pre-launch. He also worked briefly at IBM on their OS/2 operating system. He previously was a Senior Vice President at D. E. Shaw Investments, where he spent seven years, from July 1993 to June 2000, as a strategist and manager of research in proprietary trading. Mr. Dick received his BS in Computer Science and Applied Math from Cornell University in 1993.

          Greg Howell, Ph.D. Mr. Howell is a Managing Director of HCM and Senior Portfolio Manager for Statistical Arbitrage. He is responsible for leadership of the group, optimization of the portfolio and the overall Execution System. He joined HCM in January 2002. Mr. Howell began his career in finance extending an automated trading model at IRC, a Chicago-based S&P outperformance fund. He later worked as a trader at Merrill Lynch (from 1999 through December 2001) and
D. E. Shaw Investments, trading listed and exotic equity options globally. Mr. Howell received his doctorate in mathematics from the University of Chicago.

          Alain Sunier. Mr. Sunier is a Senior Vice President of HCM and Head of Fundamental Research for Statistical Arbitrage. He is responsible for providing research leadership for the development of the Forecasting Model. He joined HCM in May 2005. From March 2003 through May 2005, Mr. Sunier worked at Citadel Investment Group in a senior research role for statistical arbitrage strategies. From February 1999 through March 2003, Mr. Sunier was employed by Barclays Global Investors (BGI), serving as Head of US Equity Research in the Advanced Strategies and Research Group. Prior to BGI, he worked at Long Term Capital Management in equities research. Mr. Sunier began his career at Goldman Sachs, where he worked on trading algorithms and convertible bond models. Mr. Sunier was enrolled in the doctoral program in finance at the University of Chicago where he received his MBA.

          Jerome Benveniste, Ph.D. Mr. Benveniste is a Vice President of HCM and an Analyst in Statistical Arbitrage. His focus is on the research, development and implementation of the Forecasting Model. He joined HCM in May 2002. From January 1999 through May 2002, Mr. Benveniste was an assistant professor of mathematics at Stanford and Case Western Reserve Universities, where he pursued research in differential geometry, algebraic groups, and ergodic theory. Mr. Benveniste holds an A.B. from Harvard University and a Ph.D. from the University of Chicago, both in mathematics.

          Aindrais D. P. O'Callaghan. Mr. O'Callaghan is an Associate of HCM and a Trader/Analyst in Statistical Arbitrage. His focus is on daily operations, including monitoring of the trading system and maintaining data integrity. He joined HCM in November 2002 from Bear Wagner Specialists, where he worked as a software developer from September 2001 to

November 2002. He began his career at Epson Palo Alto Laboratory (Epson R&D), designing and implementing image processing algorithms (June 2000 to July 2001). Mr. O'Callaghan graduated from Princeton University in 2000 with a BSE in Computer Science.

          FUND MANAGER COMPENSATION

          JPMIM. Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

            - Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

            - Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

          Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

          Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

          HCM. The Sub-Adviser's portfolio managers are compensated for their services by HCM. Each portfolio manager's compensation consists of a base salary fixed from year to year and a variable cash bonus. Base salary is based on market factors and the skill, experience and responsibilities of each portfolio manager. The amount of the variable bonus is based on a fixed percentage of the management fees and performance fees, if applicable, charged to the portfolios that each portfolio manager manages. For certain portfolio managers, an additional component of their bonus is determined by their receipt of a fixed percentage of HCM's annual profits.

          THE FUND'S ADMINISTRATOR

          JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. [The relevant funds in the JPMorgan Funds Complex have aggregate net assets as of [________], 2005 of approximately $[_________] billion].

          THE FUND'S SHAREHOLDER SERVICING AGENT

          The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class C Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

          THE FUND'S DISTRIBUTOR

          JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

          ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

          JPMIM, [HCM], JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, "Financial Intermediaries" include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

                        HOW TO DO BUSINESS WITH THE FUND

          PURCHASING FUND SHARES

          WHERE CAN I BUY SHARES?

          You may purchase Fund shares:

          - Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

          - Directly from the Fund through JPMDS.

          WHO CAN BUY SHARES?

          Class A and Class C Shares may be purchased by the general public.

          WHEN CAN I BUY FUND SHARES?

          Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

          On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

          If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

          Share ownership is electronically recorded, therefore no certificate will be issued.

          The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

          The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

          Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

          Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

          Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

          In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

          WHAT KIND OF SHARES CAN I BUY?

          This prospectus offers Class A and Class C Shares, each of which are available to the general public.

          Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

          CLASS A SHARES

          You may pay a sales charge at the time of purchase.

          Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

          You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

          Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

          Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

          There is no maximum investment amount for Class A Shares.

          CLASS C SHARES

          You will not pay a sales charge at the time of purchase.

          A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

          Class C Shares have higher distribution fees than Class A Shares. Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

          There is no maximum investment amount for Class C Shares.

          WHICH CLASS OF SHARES IS BEST?

          Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

          You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for the Fund.

          HOW MUCH DO SHARES COST?

          Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

          Each class of shares has a different NAV. This is primarily because each class has different distribution expenses.

          NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

          The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value.

          The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

          HOW DO I OPEN AN ACCOUNT?

          Read the prospectus carefully, and select the share class most appropriate for you and decide how much you want to invest.

          Class A and Class C shares are subject to a $10,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25.

          The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

          Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

          For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

          A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares - Can I automatically invest on a systematic basis?"

          When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

          Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

          We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

          Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

          Send the completed Account Application and a check to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares - When can I redeem shares?"

          ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

          - JPMorgan Funds; or

          - The specific Fund in which you are investing.

          Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

          If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

          JPMorgan Chase Bank, N.A.
          ATTN: JPMorgan Funds Services
          ABA 021 000 021
          DDA 323125832
          FBO Your JPMorgan Fund
          (EX: JPMORGAN ABC FUND - A)
          Your Fund Number & Account Number
           (EX: FUND 123-ACCOUNT 123456789)
          Your Account Registration
           (EX: JOHN SMITH & MARY SMITH, JTWROS)

          Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

          If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

          CAN I PURCHASE SHARES OVER THE TELEPHONE?

          Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

          - Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

          - Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

          JPMorgan Chase Bank, N.A.
          ATTN: JPMorgan Funds Services
          ABA 021 000 021
          DDA 323125832
          FBO Your JPMorgan Fund
          (EX: JPMORGAN ABC FUND - A)
          Your Fund Number & Account Number
           (EX: FUND 123-ACCOUNT 123456789)
          Your Account Registration
           (EX: JOHN SMITH & MARY SMITH, JTWROS)

          The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

          You may revoke your right to make purchases over the telephone by sending a letter to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

          Yes. You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of

$10,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

          - Select the "Systematic Investment Plan" option on the Account Application.

          - Provide the necessary information about the bank account from which your investments will be made.

          The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

          You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          SALES CHARGES

          The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

          To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

          CLASS A SHARES

          The public offering price of Class A Shares is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

          The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND(1)

                         SALES CHARGE AS     SALES CHARGE AS    COMMISSION AS A
AMOUNT OF                A % OF THE          A % OF YOUR        % OF OFFERING
PURCHASES                OFFERING PRICE      INVESTMENT         PRICE
---------                ---------------     ---------------    ---------------
LESS THAN $50,000             5.25               5.54                4.75
$50,000-$99,999               4.50               4.71                4.05
$100,000-$249,999             3.50               3.63                3.05
$250,000-$499,999             2.50               2.56                2.05
$500,000-$999,999             2.00               2.04                1.60
$1,000,000 OR MORE*           NONE               NONE                  **

(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in the Fund.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

          REDUCING YOUR CLASS A SALES CHARGE

          The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE OF THE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

          RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Share, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

          1. Your account(s);

          2. Account(s) of your spouse or domestic partner;

          3. Account(s) of children under the age of 21 who share your residential address;

          4. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

          5. Solely controlled business accounts; and

          6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

          IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

          LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

          Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

          WAIVER OF THE CLASS A SALES CHARGE

          No sales charge is imposed on Class A Shares of the Fund if the shares were:

          1. Bought with the reinvestment of dividends and capital gains distributions.

          2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

          3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

          - The JPMorgan Funds.

          - JPMorgan Chase and its subsidiaries and affiliates.

          4. Bought by employees of:

          - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

          - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

          - Washington Management Corporation and its subsidiaries and affiliates.

          5. Bought by:

          - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

          - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

          - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

          - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

          - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

          - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

          - Employer-sponsored health savings accounts established pursuant to
Section 223 of the Internal Revenue Code.

          6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

          7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

          8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

          9. Bought when one Fund invests in another JPMorgan Fund.

          10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

          11. Purchased during a JPMorgan Fund's special offering.

          12. Bought by a "charitable organization" as defined for purposes of
Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

          To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

          CLASS C SHARES

          Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

                                           CDSC AS A % OF DOLLAR AMOUNT
     YEARS SINCE PURCHASE                  SUBJECT TO CHARGE
     --------------------                  ----------------------------
     0-1                                   1.00
     After first year                      NONE

          The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

          HOW THE CLASS CLASS C CDSC IS CALCULATED

          The Fund assumes that all purchases made in a given month were made on the first day of the month.

          For Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information. For Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

          No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

          To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

          If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

          WAIVER OF THE CLASS C CSDC

          No sales charge is imposed on redemptions of Class C Shares of the
Fund:

          1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares - Can I redeem on a systematic basis?"

          2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

          3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

          4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age
70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

          5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

          6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

          7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

          8. Exchanged for Class C Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

          9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

          WAIVER APPLICABLE ONLY TO CLASS C SHARES

          No CDSC is imposed on Class C Shares redemptions if those shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the sale or distribution. Appropriate documentation may be required.

          To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

          RULE 12b-1 FEES

          The Fund has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

          The Rule 12b-1 fees vary by share class as follows:

          1. Class A Shares pay an annual Rule 12b-1 fee of up to 0.25% of the average daily net assets of the Fund.

          2. Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

          Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

          Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

          EXCHANGING FUND SHARES

          WHAT ARE MY EXCHANGE PRIVILEGES?

          Class A Shares of the Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

          Class C Shares of the JPMorgan Short Duration Bond Fund, Short Term Municipal Bond Fund and Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

          Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

          All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

          You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

          Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

          WHEN ARE EXCHANGES PROCESSED?

          Exchange requests are processed the same business day they are received, provided:

          - The Fund receives the request by 4:00 p.m. ET.

          - You have contacted your Financial Intermediary, if necessary.

          - All required documentation in proper form accompanies your exchange request.

          DO I PAY A SALES CHARGE ON AN EXCHANGE?

          Generally, you will not pay a sales charge on an exchange.

          If you exchange Class C Shares of the Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

          1. Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

          2. The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

          3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

          ARE EXCHANGES TAXABLE?

          Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

          An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

          You should talk to your tax advisor before making an exchange.

          ARE THERE LIMITS ON EXCHANGES?

          No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

          Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

          REDEEMING FUND SHARES

          WHEN CAN I REDEEM SHARES?

          You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

          Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

          A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

          HOW DO I REDEEM SHARES?

          You may use any of the following methods to redeem your shares.

          You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

          We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

          You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

          - You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

          - You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

          On the Account Application you may elect to have the redemption proceeds mailed or wired to:

          1. A financial institution; or

          2. Your Financial Intermediary.

          Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

          The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

          WHAT WILL MY SHARES BE WORTH?

          If you own Class A or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

          CAN I REDEEM BY TELEPHONE?

          Yes, if you selected this option on your Account Application.

          Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

          Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

          The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

          You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

          You may write to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          CAN I REDEEM ON A SYSTEMATIC BASIS?

          If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

          - Select the "Systematic Withdrawal Plan" option on the Account Application.

          - Specify the amount you wish to receive and the frequency of the payments.

          - You may designate a person other than yourself as the payee.

          - There is no fee for this service.

          If you select this option, please keep in mind that:

          - It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

          - Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

          - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

          The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

          If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

          You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

          ADDITIONAL INFORMATION REGARDING REDEMPTIONS

          Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

          Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

          1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

          2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee.

          For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

          The Fund may suspend your ability to redeem when:

          1. Trading on the NYSE is restricted;

          2. The NYSE is closed (other than weekend and holiday closings);

          3. Federal securities laws permit;

          4. The SEC has permitted a suspension; or

          5. An emergency exists, as determined by the SEC.

          See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

          You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

                             SHAREHOLDER INFORMATION

          DISTRIBUTIONS AND TAXES

          The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

          The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

          - reinvest all distributions in additional Fund shares;

          - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

          - take all distributions in cash or as a deposit in a pre-assigned bank account.

          If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

          Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

          If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

          The Fund's transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

          The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

          Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

          Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

          The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

          The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

          AVAILABILITY OF PROXY VOTING RECORD

          The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 will be available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

          PORTFOLIO HOLDINGS DISCLOSURE

          No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

          The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

          Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

          A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

                            RISK AND REWARD ELEMENTS

          This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                          AND REWARD
---------------                              -----------------                          -------------------------
MANAGEMENT CHOICES

-  The Fund could underperform its           -  The Fund could outperform its           -  The adviser focuses its management
benchmark due to its securities and          benchmark due to these same choices        on those areas, where it believes its
asset allocation choices                                                                commitment to research can most
                                                                                        enhance returns and manage risks in a
                                                                                        consistent way

MARKET CONDITIONS

-  The Fund's share price and                -  Stocks have generally outperformed      -  Under normal circumstances the
performance will fluctuate in response       more stable investments (such as           Fund plans to remain fully invested,
to  stock market movements                   bonds and cash equivalents) over the       in accordance with its policies.
                                             long-term                                  Equity investments may include common
-  Adverse market conditions may from                                                   stocks, convertible securities,
time to time cause some funds to take        -  A diversified, balanced portfolio       preferred stocks, depositary receipts
temporary defensive positions that are       of long and short equity positions         (such as ADRs), warrants, rights and
inconsistent with their principal            should reduce exposure to broad            investment company securities.  The
investment strategies and may hinder         market movements                           Fund may invest univested cash in
the Fund from achieving its investment                                                  affiliated money market funds.
objective
                                                                                        -  The Fund seeks to limit risk and
                                                                                        enhance performance through active
                                                                                        management and/or diversification

SHORT-TERM TRADING

-  Increased trading could raise the         -  The Fund could realize gains in a       -  The Fund's statistical arbitrage
Fund's transaction costs                     short period of time                       strategy is dependent upon the
                                                                                        ability to engage in short-term
-  Increased short-term capital gains        -  The Fund could protect against          trading to take advantage of
distributions could raise                    losses if a stock is                       attractive


                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                          AND REWARD
---------------                              -----------------                          -------------------------
shareholders' income tax liability           overvalued and its value later falls       opportunities

SHORT SELLING

- Shorts sales may not have the              - The Fund could make money and            - The Fund will generally be invested
intended effects and may result in           protect against losses if                  on a market neutral basis, though
losses                                       management's analysis proves correct       performance of the Fund's position
                                                                                        may cause the Fund to be moderately
- The Fund may not be able to close out      - Short selling may allow the Fund to      net short or net long at any given
a short position at a particular time        generate positive returns in               time
or at an acceptable price                    declining markets
                                                                                        - The Fund sets aside liquid assets
- The Fund may not be able to borrow                                                    in segregated or broker accounts to
certain securities to sell short,                                                       cover short positions and offset a
resulting in missed opportunities                                                       portion of the leverage risk

- Segregated accounts with respect to                                                   - The Fund makes short sales through
short sales may limit the Fund's                                                        brokers that the adviser has
investment flexibility                                                                  determined to be highly creditworthy

- Short sales involve leverage risk,
credit exposure to the brokers that
execute the short sale and retain the
proceeds, have no cap on maximum losses
and gains are limited to the price of
the stock at the time of the short sale

- If the SEC staff changes its current
policy of permitting brokers executing
the Fund's short sales to hold proceeds
of such short sales, the cost of such
transactions would increase
significantly and the Fund may be
required to cease operations or change
its investment objective

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                          AND REWARD
---------------                              -----------------                          -------------------------
BORROWINGS

-  Borrowings could magnify losses           -  Borrowings may allow the Fund to        -  The amount of the Fund's
                                             generate higher returns at low cost        borrowings is subject to percentage
-  Borrowings involve costs to the Fund                                                 limitations of the 1940 Act
which can reduce returns

-  Borrowings could result in greater
volatility of the Fund's NAV

DERIVATIVES(1)

-  Derivatives such as futures and           -  Hedges that correlate well with         -  The Fund uses derivatives, such as
swaps(2) that are used for hedging the       underlying positions can reduce or         futures and swaps, for hedging and
portfolio or specific securities may         eliminate losses at low cost               for risk management (i.e. to
not fully offset the underlying                                                         establish or adjust exposure to
positions and this could result in           -  The Fund could make money and           particular securities or markets)
losses to the Fund that would not have       protect against its losses if the
otherwise occurred                           investment analysis proves correct         -  The Fund only establishes hedges
                                                                                        that it expects will be highly
-  Derivatives used for risk management      -  Derivatives that involve leverage       correlated with underlying positions
or to increase the Fund's gain may not       could generate substantial gains at
have the intended effects and may            low cost                                   - While the Fund may use derivatives
result in losses or missed opportunities                                                that incidentally involve leverage,
                                                                                        it does not use them for the specific
-  The counterparty to a derivatives                                                    purpose of leveraging its portfolio
contract could default
                                                                                        - The Fund sets aside liquid assets
-  Derivatives that involve                                                             in segregated or broker

----------
(1) The Trust is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because it has claimed an exclusion from such definition.

(2) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. A swap is a privately negotiated agreement to exchange one stream of payments for another.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                          AND REWARD
---------------                              -----------------                          -------------------------
leverage could magnify losses                                                           accounts to cover its derivatives and
                                                                                        offset a portion of the leverage risk

-  Certain types of derivatives involve
costs to the Fund which can reduce
returns

-  Derivatives may, for tax purposes,
affect the character of gain and loss
realized by the Fund, accelerate
recognition of income to the Fund,
affect the holding period of the Fund's
assets and defer recognition of certain
of the Fund's losses

ETFs AND OTHER INVESTMENT COMPANIES

-  If the Fund invests in shares of          -  Helps to manage smaller cash flows      - Absent an exemptive order of the
another investment company,                                                             SEC, the Fund's investments in other
shareholders would bear not only their       -  Investing in ETFs offers instant        investment companies, including ETFs,
proportionate share of the Fund's            exposure to an index or a broad range      are subject to percentage limitations
expenses, but also similar expenses of       of markets, sectors, geographic            of the 1940 Act
the investment company                       regions and industries
                                                                                        -  An SEC exemptive order granted to
-  The price movement of an ETF may not                                                 various iShares funds (which are
track the underlying index, market,                                                     ETFs) and their investment adviser
sector, regions or industries and may                                                   permits the Fund to invest beyond the
result in a loss                                                                        1940 Act limits, subject to certain
                                                                                        terms and conditions, including a
                                                                                        finding of the Fund's Board of
                                                                                        Trustees that the advisory fees
                                                                                        charged by the Fund's adviser are for
                                                                                        services that are in addition to, and
                                                                                        not duplicative of, the advisory
                                                                                        services provided to those ETFs

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                          AND REWARD
---------------                              -----------------                          -------------------------
                                                                                        -  An SEC exemptive order granted to
                                                                                        the Fund permits the Fund to invest
                                                                                        its uninvested cash, up to 25% of its
                                                                                        assets, in one or more affiliated
                                                                                        money market funds if the adviser
                                                                                        waives and/or reimburses its advisory
                                                                                        fee from the Fund in an amount
                                                                                        sufficient to offset any doubling up
                                                                                        of investment advisory, shareholder
                                                                                        servicing and administrative fees

           LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS
                    CORPORATION AND CERTAIN OF ITS AFFILIATES

          None of the actions described below allege that any unlawful activity took place with respect to the Fund.

          On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

          Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

          In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

          BOIA is now known as JPMorgan Investment Advisors Inc.

                                 HOW TO REACH US

          MORE INFORMATION

          For investors who want more information on the Fund the following documents are available free upon request:

          ANNUAL AND SEMI-ANNUAL REPORTS

          Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

          STATEMENT OF ADDITIONAL INFORMATION (SAI)

          The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

          You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          If you buy your shares through a Financial Intermediary, you may contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

          You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

          Public Reference Room of the SEC
          Washington, DC 20549-0102
          1-202-942-8090
          E-MAIL: publicinfo@sec.gov

          Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

          Investment Company Act File No. 811-21295.
          (C) JPMorgan Chase & Co. All Rights Reserved. [insert date] [JPMORGAN ASSET MANAGEMENT LOGO]
          [insert code]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                    Subject to Completion Dated July 19, 2005

                          PROSPECTUS ___________, 2005


                            JPMORGAN SPECIALTY FUNDS

                               SELECT CLASS SHARES


                   HIGHBRIDGE STATISTICAL MARKET NEUTRAL FUND


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                        [JPMORGAN ASSET MANAGEMENT LOGO]

         CONTENTS

HIGHBRIDGE STATISTICAL MARKET NEUTRAL FUND                                     1

THE FUND'S MANAGEMENT AND ADMINISTRATION                                       9

HOW TO DO BUSINESS WITH THE FUND                                              13

   PURCHASING FUND SHARES                                                     13

   EXCHANGING FUND SHARES                                                     18

   REDEEMING FUND SHARES                                                      19

SHAREHOLDER INFORMATION                                                       23

   DISTRIBUTIONS AND TAXES                                                    23

   AVAILABILITY OF PROXY VOTING RECORD                                        24

   PORTFOLIO HOLDINGS DISCLOSURE                                              24

RISK AND REWARD ELEMENTS                                                      25

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS
CORPORATION AND CERTAIN OF ITS AFFILIATES                                     30

HOW TO REACH US                                                       BACK COVER

                   HIGHBRIDGE STATISTICAL MARKET NEUTRAL FUND

          RISK/RETURN SUMMARY

          For a more detailed discussion of the Fund's main risks, please see pages [__]-[__].

          THE FUND'S OBJECTIVE

          The Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing.

          THE FUND'S MAIN INVESTMENT STRATEGY

          The Fund purchases equity securities that Highbridge Capital Management, LLC ("HCM" or the "Sub-Adviser") believes are undervalued and sells short securities that it believes are overvalued. The Fund will take long and short positions selected from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 Index.

          The Fund intends to maintain approximately equal value exposure in its long and short positions in an effort to offset the effects on the Fund's performance of general stock market movements or sector swings. The Fund's investment strategy emphasizes stock selection as the primary means of generating returns and providing diversification, and hedging through short sales as a means of reducing risk. The Fund implements its strategy through an automated trading process designed to be cost-efficient.

          Derivatives, which are investments that have a value based on another investment, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, swaps and other derivatives as a tool in the management of portfolio assets. The Fund may also use derivatives to hedge various investments and for risk management.

          Taking short positions in securities and investing in derivatives each result in a form of leverage. The Fund expects to further leverage its portfolio by borrowing money from banks in an effort to increase returns and to meet redemption requests. The Fund is permitted to borrow money up to the maximum extent permitted by applicable law, which is generally an amount up to 33 1/3% of the Fund's Assets. "Assets" means net assets, plus the amount of borrowings for investment purposes. With the use of leverage, the Fund may be exposed in an amount up to 150% of its net assets to both long and short positions.

          Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund's leveraging strategy will be successful. The net proceeds of the Fund's borrowings will be invested in accordance with the Fund's investment policies and objective as described in this prospectus. The Fund cannot assure you that the use of leverage will result in a higher return on your investment. (See "The Fund's Main Investment Risks" below)

          The Fund's long and short positions will not be matched on a sector-by-sector basis, but will be selected using the statistical arbitrage strategy described below. Thus, while the Fund will generally not be, on an aggregate basis, significantly weighted towards long or short positions at any time, it may be exposed to net long or short positions in one or more individual market sectors.

          The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. THE AMOUNT OF ANY GAINS OR LOSSES, AS DESCRIBED ABOVE, WILL BE MAGNIFIED BY THE FUND'S INTENDED USE OF LEVERAGE.

          The Fund may also invest in shares of exchange-traded funds (ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

          The Fund measures its return against the return an investor could achieve through an investment in 3-month U.S. Treasury Bills. J.P. Morgan Investment Management Inc. (JPMIM) and HCM attempt to achieve returns for the Fund's shareholders that exceed that benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills. THIS INCREASED VOLATILITY IS MAGNIFIED BY THE FUND'S USE OF BORROWINGS FOR INVESTMENT PURPOSES.

          The Fund may invest any portion of its assets that is not invested in equity securities in cash or cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated mutual funds) and bank money market deposit accounts.

          The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

          The Fund is diversified as defined in the Investment Company Act of 1940 (the "1940 Act").

          BEFORE YOU INVEST

          Investors considering the Fund should understand that:

          - There is no assurance that the Fund will meet its investment objective.

          - The Fund does not represent a complete investment program.

          FREQUENCY OF TRADING

          Although the Fund anticipates a very high degree of portfolio turnover (likely to be in excess of 600% per year), how frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

          INVESTMENT PROCESS

          JPMIM serves as the Fund's investment adviser and HCM serves as the Fund's sub-adviser. HCM has developed a trading system designed to provide insight into forecasting securities returns, managing portfolio risk and executing trades with minimal market impact. The Fund applies this system to a universe of stocks that meet the dual criteria of (1) mid to large market capitalization and (2) liquid and developed trading markets.

          The success of the Sub-Adviser's statistical arbitrage strategy depends on the interaction of four primary components: the Forecasting System, the Factor Model, the Optimizer and the Execution System.

          THE FORECASTING SYSTEM: The Forecasting System encapsulates the Sub-Adviser's view of predictable sources of return variation for equity securities. These views are based on the Sub-Adviser's research program which applies statistical methods and the Sub-Adviser's investment expertise. Forecasts are updated throughout the day using real-time data and are functions of the time series of security prices as well as fundamental information about companies.

          THE FACTOR MODEL: The Factor Model seeks to identify the sources of variability in security returns by decomposing each return into a part specific to the security and parts attributable to a small number of features, or "factors," pertinent to all securities; this decomposition allows one to estimate the riskiness of a portfolio. For instance, it is widely recognized that a large part of any individual stock's movement is "explained" by the contemporaneous movement in the stock market as a whole and that a large part of the remaining movement is explained by the contemporaneous movement of the stock's industry group. Thus, a portfolio that is highly concentrated in a single industry, involves greater risk of loss than one that is diversified across industries, because the less diversified portfolio is highly sensitive to fluctuations in that particular industry.

          THE OPTIMIZER: The Optimizer uses the results of the Forecasting System and the Factor Model to determine a portfolio believed to have the greatest risk-adjusted expected return. In practice, this means choosing positions with the greatest expected profits according to the forecasts, while limiting exposure to the factors in the Factor Model. The problem is complicated, both conceptually and computationally, by the range of horizons in the forecasts, which requires the Optimizer to balance estimates of risks and rewards at different times in the future to decide its positions across time.

          EXECUTION SYSTEM: Once the Optimizer has selected portfolio securities to be held long and short, it is still a challenge to execute efficiently (with minimal market impact) the trades needed to take these positions. As the expected profit from any individual trade is small, excessive market impact could erase that profit. HCM has developed an order management system which uses refined algorithms to determine the timing and aggressiveness of trades that is intended to minimize the market impact of trades.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

          THE FUND'S MAIN INVESTMENT RISKS

          All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

          The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

          The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

          The strategy used by the Fund's management may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund's exposure to stock market movements, capitalization, sector-swings or other risk factors. The strategy used by the Fund involves frequent securities transactions that involve risks different than long only equity investments. The Fund is intended for investors who plan to invest for the long-term and are able and willing to assume the risks associated with this type of fund.

          The Fund expects to borrow money from banks and to use such borrowings for investment purposes and to meet redemption requests. The Fund's use of such financial leverage is a speculative technique. If the Fund uses leverage, its losses may be higher than if it did not use leverage. So long as the proceeds from borrowings are invested in securities that provide a higher rate of return than the cost of borrowing, the leverage will allow shareholders to receive a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the cost of leverage were to exceed the return on the securities acquired with borrowings, the Fund's use of leverage would result in a lower rate of return to shareholders than if the Fund were not leveraged. There is no assurance that the Fund's use of leverage will be successful. The use of leverage creates an opportunity for increased return, but also creates additional risks, including the possibility of greater volatility of net asset value. If the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. In addition, because the Fund is unable to borrow more than 33 1/3% of the Fund's Assets, it may be required to sell securities or liquidate positions at a loss in order to fund shareholder redemptions.

          In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

          After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or 'close out' the short position by replacing the borrowed securities at a particular time or at an acceptable price.

          In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

          Further, if other short-sellers of the same security want to close out their positions at the same time, a "short squeeze" can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short-sale.

          The Fund may use derivatives in connection with its investment strategies to hedge and manage risk and to increase the Fund's returns. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives may not be successful and may result in losses to the Fund. In addition, the cost of hedging may reduce the Fund's returns and the counterparty may default.

          Registered investment companies such as the Fund are limited in their ability to borrow, including their ability to take on financial leverage and to engage in short selling and derivative transactions. The Fund is required to have assets (including the amounts borrowed) at least equal to 300% of the amount borrowed. It is also required to identify and earmark assets to provide asset coverage for the Fund's short positions and derivative transactions. THE FUND INTENDS TO USE THE SAME ASSETS TO MEET ITS OBLIGATIONS FOR THE 300% ASSET COVERAGE TEST DESCRIBED ABOVE AND FOR COVERAGE OF THE FUND'S SHORT POSITIONS AND DERIVATIVE TRANSACTIONS. THIS APPROACH HAS NOT BEEN APPROVED BY THE SECURITIES & EXCHANGE COMMISSION ("SEC"), AND THERE IS NO CONTROLLING SEC GUIDANCE OR PRECEDENT ON THE SUBJECT. THERE IS A RISK THAT THE SEC COULD DETERMINE THAT THE APPROACH USED BY THE FUND IS NOT CONSISTENT WITH APPLICABLE LAW OR REGULATIONS AND THAT THE FUND IS NOT ABLE TO USE BORROWINGS TO THE EXTENT THAT IS CURRENTLY ANTICIPATED. In such a situation, the Fund would be required to reduce its borrowings, close out its short positions and/or terminate its derivative transactions. Such steps could occur at inopportune times and could be inconsistent with the Fund's investment program.

          Quantitative trading strategies, including statistical arbitrage, are highly complex, and, for their successful application, require relatively sophisticated mathematical calculations and relatively complex computer programs. Such trading strategies are dependent upon various computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related "system crashes." These trading strategies are also dependent upon historical correlations that may not always be true and may result in losses. In addition, the "slippage" from entering and exiting positions (i.e., the market impact of trades identified by the quantitative trading strategies) may be significant and may result in losses.

          If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

          The techniques and strategies contemplated by the Fund are expected to result in a high degree of portfolio turnover. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund's after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          The Fund's transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund's after-tax returns.

          The Fund may be subject to substantial charges for management and brokerage fees. In addition, the Fund will incur obligations to pay its other operating fees and expenses. These expenses are payable by the Fund regardless of whether the Fund realizes any profits. It will be necessary for the Fund to make substantial trading profits to avoid depletion or exhaustion of its assets.

          The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

          WHO MAY WANT TO INVEST

The Fund is designed for investors who:

          - are seeking absolute (positive) returns during any given market cycle, over a long-term period

          - are pursuing a long-term goal such as retirement

The Fund is NOT designed for investors who:

          - want a fund that pursues market trends or focuses only on particular industries or sectors

          - require regular income or stability of principal

          - are pursuing a short-term goal or investing emergency reserves

          THE FUND'S PAST PERFORMANCE

          The Fund will commence operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

               ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

          The estimated expenses of the Select Class Shares before and after reimbursement are shown below. Total Annual Operating Expenses are estimated for the fiscal year ending [_______], 2006. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

            ESTIMATED ANNUAL OPERATING EXPENSES (%)
     (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

   Management Fees                                     1.75%
   Distribution (Rule 12b-1) Fees                      NONE
   Shareholder Service Fees                            0.25%
   Other Expenses                                      0.35%
   Total Annual Operating Expenses(1)                  2.35%
   Fee Waiver and Expense Reimbursements(2)            0.65%
   Net Expenses(2)                                     1.70%

   (1) Excludes dividend expenses related to short sales.

   (2) [Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses related to short sales) exceed [1.70]% of its average daily net assets through [ ]. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.]

          EXAMPLE

          The example below is intended to help you compare the cost of investing in Select Class Shares of the Fund with the cost of investing in other mutual funds. The example assumes:

            -  $10,000 initial investment,

            -  5% return each year, and

            -  net expenses through [          ] and total annual operating
               expenses thereafter.

          This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                         1 YEAR                  3 YEARS
                                         ------                  -------
YOUR COST ($)                            $                       $
(with or without redemption)

                    THE FUND'S MANAGEMENT AND ADMINISTRATION

          The Fund is a series of JPMorgan Trust I (the Trust), a Delaware statutory trust. The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

          The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

          Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

          The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

          THE FUND'S INVESTMENT ADVISER AND SUB-ADVISER

          JPMIM is the investment adviser to the Fund and HCM is the investment sub-adviser. HCM makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036, and HCM is located at 9 West 57th Street, New York, NY 10019.

          JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. HCM is majority owned by J.P. Morgan Fleming Asset Management Holdings, Inc.

          HCM, an international asset management firm specializing in non-traditional investment management strategies, has a substantial track record in the non-traditional funds management industry. Founders Henry Swieca and Glenn Dubin were among the first to integrate non-traditional (or "absolute return") strategies with more traditional portfolios. Since then, Messrs. Swieca and Dubin have actively managed substantial equity and fixed income portfolios on behalf of institutional investors. HCM is comprised of over 160 staff members including 62 investment and trading professionals, with offices in New York, London and Hong Kong.

          JPMIM is paid management fees of 1.75% as a percentage of average daily net assets. HCM is paid management fees of 1.50% as a percentage of average daily net assets.

          THE PORTFOLIO MANAGERS

          The portfolio management team is comprised of Evan Dick, Greg Howell, Alain Sunier, Jerome Benveniste and Aindrais D.P. O'Callaghan.

          Evan Dick. Mr. Dick is a Managing Director of HCM and Senior Portfolio Manager for Statistical Arbitrage. He is responsible for the leadership of the group, adjusting the weights of the forecasts and maintaining the Factor Model. He joined HCM in January 2002. Mr. Dick began his career at G.E. Astro-Space building a dynamic simulator to test flight software and ground station hardware for satellites pre-launch. He also worked briefly at IBM on their OS/2 operating system. He previously was a Senior Vice President at D. E. Shaw Investments, where he spent seven years, from July 1993 to June 2000, as a strategist and manager of research in proprietary trading. Mr. Dick received his BS in Computer Science and Applied Math from Cornell University in 1993.

          Greg Howell, Ph.D. Mr. Howell is a Managing Director of HCM and Senior Portfolio Manager for Statistical Arbitrage. He is responsible for leadership of the group, optimization of the portfolio and the overall Execution System. He joined HCM in January 2002. Mr. Howell began his career in finance extending an automated trading model at IRC, a Chicago-based S&P outperformance fund. He later worked as a trader at Merrill Lynch (from 1999 through December
2001) and D. E. Shaw Investments, trading listed and exotic equity options globally. Mr. Howell received his doctorate in mathematics from the University of Chicago.

          Alain Sunier. Mr. Sunier is a Senior Vice President of HCM and Head of Fundamental Research for Statistical Arbitrage. He is responsible for providing research leadership for the development of the Forecasting Model.
He joined HCM in May 2005. From March 2003 through May 2005, Mr. Sunier worked at Citadel Investment Group in a senior research role for statistical arbitrage strategies. From February 1999 through March 2003, Mr. Sunier was employed by Barclays Global Investors (BGI), serving as Head of US Equity Research in the Advanced Strategies and Research Group. Prior to BGI, he worked at Long Term Capital Management in equities research. Mr. Sunier began his career at Goldman Sachs, where he worked on trading algorithms and convertible bond models. Mr. Sunier was enrolled in the doctoral program in finance at the University of Chicago where he received his MBA.

          Jerome Benveniste, Ph.D. Mr. Benveniste is a Vice President of HCM and an Analyst in Statistical Arbitrage. His focus is on the research, development and implementation of the Forecasting Model. He joined HCM in May 2002. From January 1999 through May 2002, Mr. Benveniste was an assistant professor of mathematics at Stanford and Case Western Reserve Universities, where he pursued research in differential geometry, algebraic groups, and ergodic theory. Mr. Benveniste holds an A.B. from Harvard University and a Ph.D. from the University of Chicago, both in mathematics.

          Aindrais D. P. O'Callaghan. Mr. O'Callaghan is an Associate of HCM and a Trader/Analyst in Statistical Arbitrage. His focus is on daily operations, including monitoring of the trading system and maintaining data integrity. He joined HCM in November 2002 from Bear Wagner Specialists, where he worked as a software developer from September 2001 to

November 2002. He began his career at Epson Palo Alto Laboratory (Epson R&D), designing and implementing image processing algorithms (June 2000 to July 2001). Mr. O'Callaghan graduated from Princeton University in 2000 with a BSE in Computer Science.

          FUND MANAGER COMPENSATION

          JPMIM. Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

            - Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

            - Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

          Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

          Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

          HCM. The Sub-Adviser's portfolio managers are compensated for their services by HCM. Each portfolio manager's compensation consists of a base salary fixed from year to year and a variable cash bonus. Base salary is based on market factors and the skill, experience and responsibilities of each portfolio manager. The amount of the variable bonus is based on a fixed percentage of the management fees and performance fees, if applicable, charged to the portfolios that each portfolio manager manages. For certain portfolio managers, an additional component of their bonus is determined by their receipt of a fixed percentage of HCM's annual profits.

          THE FUND'S ADMINISTRATOR

          JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. [The relevant funds in the JPMorgan Funds Complex have aggregate net assets as of [________], 2005 of approximately $[_________] billion].

          THE FUND'S SHAREHOLDER SERVICING AGENT

          The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

          THE FUND'S DISTRIBUTOR

          JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

          ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

          JPMIM, [HCM], JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, "Financial Intermediaries" include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

                        HOW TO DO BUSINESS WITH THE FUND

          PURCHASING FUND SHARES

          WHERE CAN I BUY SHARES?

          You may purchase Fund shares:

          - Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

          - Directly from the Fund through JPMDS.

          WHO CAN BUY SHARES?

          Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

          Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

          WHEN CAN I BUY FUND SHARES?

          Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

          On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

          If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

          Share ownership is electronically recorded, therefore no certificate will be issued.

          The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

          The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

          Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

          Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

          Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

          In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

          HOW MUCH DO SHARES COST?

          Shares are sold at net asset value (NAV) per share.

          NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

          The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value.

          The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

          HOW DO I OPEN AN ACCOUNT?

          Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

          Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

          For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

          When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

          Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

          We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

          Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

          Send the completed Account Application and a check to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares - When can I redeem shares?"

          ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

          - JPMorgan Funds; or

          - The specific Fund in which you are investing.

          Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

          If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

          JPMorgan Chase Bank, N.A.
          ATTN: JPMorgan Funds Services
          ABA 021 000 021
          DDA 323125832
          FBO Your JPMorgan Fund
          (EX: JPMORGAN ABC FUND - SELECT)
          Your Fund Number & Account Number
           (EX: FUND 123-ACCOUNT 123456789)
          Your Account Registration
           (EX: XYZ CORPORATION)

          Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

          If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

          CAN I PURCHASE SHARES OVER THE TELEPHONE?

          Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

          - Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

          - Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

          JPMorgan Chase Bank, N.A.
          ATTN: JPMorgan Funds Services
          ABA 021 000 021
          DDA 323125832
          FBO Your JPMorgan Fund
          (EX: JPMORGAN ABC FUND - SELECT)
          Your Fund Number & Account Number
           (EX: FUND 123-ACCOUNT 123456789)
          Your Account Registration
           (EX: XYZ CORPORATION)

          The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

          You may revoke your right to make purchases over the telephone by sending a letter to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          EXCHANGING FUND SHARES

          WHAT ARE MY EXCHANGE PRIVILEGES?

          Select Class Shares of the Fund may be exchanged for Select Class Shares of another JPMorgan Fund or for another class of the same Fund.

          All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

          Notwithstanding the above, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.

          Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

          WHEN ARE EXCHANGES PROCESSED?

          Exchange requests are processed the same business day they are received, provided:

          - The Fund receives the request by 4:00 p.m. ET.

          - You have contacted your Financial Intermediary, if necessary.

          - All required documentation in proper form accompanies your exchange request.

          ARE EXCHANGES TAXABLE?

          Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

          An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

          You should talk to your tax advisor before making an exchange.

          ARE THERE LIMITS ON EXCHANGES?

          No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

          Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

          REDEEMING FUND SHARES

          WHEN CAN I REDEEM SHARES?

          You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

          Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

          A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

          HOW DO I REDEEM SHARES?

          You may use any of the following methods to redeem your shares.

          You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

          We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

          You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

          - You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

          - You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

          On the Account Application you may elect to have the redemption proceeds mailed or wired to:

          1. A financial institution; or

          2. Your Financial Intermediary.

          Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

          The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

          WHAT WILL MY SHARES BE WORTH?

          If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

          CAN I REDEEM BY TELEPHONE?

          Yes, if you selected this option on your Account Application.

          Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

          Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

          The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

          You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

          You may write to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          ADDITIONAL INFORMATION REGARDING REDEMPTIONS

          Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

          Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

          The Fund may suspend your ability to redeem when:

          1. Trading on the NYSE is restricted;

          2. The NYSE is closed (other than weekend and holiday closings);

          3. Federal securities laws permit;

          4. The SEC has permitted a suspension; or

          5. An emergency exists, as determined by the SEC.

          See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

          You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

                             SHAREHOLDER INFORMATION

          DISTRIBUTIONS AND TAXES

          The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

          The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

          - reinvest all distributions in additional Fund shares;

          - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

          - take all distributions in cash or as a deposit in a pre-assigned bank account.

          If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

          Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

          If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

          The Fund's transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

          The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

          Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

          Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

          The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

          The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

          AVAILABILITY OF PROXY VOTING RECORD

          The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 will be available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

          PORTFOLIO HOLDINGS DISCLOSURE

          No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

          The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

          Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

          A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

                            RISK AND REWARD ELEMENTS

          This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                        AND REWARD
---------------                            -----------------                        ------------------------
MANAGEMENT CHOICES

-  The Fund could underperform its         -  The Fund could outperform its         -  The adviser focuses its management
benchmark due to its securities and        benchmark due to these same choices      on those areas, where it believes its
asset allocation choices                                                            commitment to research can most
                                                                                    enhance returns and manage risks in a
                                                                                    consistent way

MARKET CONDITIONS

-  The Fund's share price and              -  Stocks have generally outperformed    -  Under normal circumstances the Fund
performance will fluctuate in response     more stable investments (such as bonds   plans to remain fully invested, in
to stock market movements                  and cash equivalents) over the           accordance with its policies. Equity
                                           long-term                                investments may include common stocks,
-  Adverse market conditions may from                                               convertible securities, preferred
time to time cause some funds to take      -  A diversified, balanced portfolio     stocks, depositary receipts (such as
temporary defensive positions that are     of long and short equity positions       ADRs), warrants, rights and investment
inconsistent with their principal          should reduce exposure to broad market   company securities. The Fund may
investment strategies and may hinder the   movements                                invest univested cash in affiliated
Fund from achieving its investment                                                  money market funds.
objective

                                                                                    -  The Fund seeks to limit risk and
                                                                                    enhance performance through active
                                                                                    management and/or diversification

SHORT-TERM TRADING

-  Increased trading could raise the       -  The Fund could realize gains in a     -  The Fund's statistical arbitrage
Fund's transaction costs                   short period of time                     strategy is dependent upon the ability
                                                                                    to engage in short-term trading to
-  Increased short-term capital gains      -  The Fund could protect against        take advantage of attractive
distributions could raise                  losses if a stock is

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                        AND REWARD
---------------                            -----------------                        ------------------------
shareholders' income tax liability         overvalued and its value later falls     opportunities

SHORT SELLING

- Shorts sales may not have the intended   - The Fund could make money and          - The Fund will generally be invested
effects and may result in losses           protect against losses if management's   on a market neutral basis, though
                                           analysis proves correct                  performance of the Fund's position may
- The Fund may not be able to close out                                             cause the Fund to be moderately net
a short position at a particular time or   - Short selling may allow the Fund to    short or net long at any given time
at an acceptable price                     generate positive returns in declining
                                           markets                                  - The Fund sets aside liquid assets in
- The Fund may not be able to borrow                                                segregated or broker accounts to cover
certain securities to sell short,                                                   short positions and offset a portion
resulting in missed opportunities                                                   of the leverage risk

- Segregated accounts with respect to                                               - The Fund makes short sales through
short sales may limit the Fund's                                                    brokers that the adviser has
investment flexibility                                                              determined to be highly creditworthy

- Short sales involve leverage risk,
credit exposure to the brokers that
execute the short sale and retain the
proceeds, have no cap on maximum losses
and gains are limited to the price of
the stock at the time of the short sale

- If the SEC staff changes its current
policy of permitting brokers executing
the Fund's short sales to hold proceeds
of such short sales, the cost of such
transactions would increase
significantly and the Fund may be
required to cease operations or change
its investment objective

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                        AND REWARD
---------------                            -----------------                        ------------------------
BORROWINGS

-  Borrowings could magnify losses         -  Borrowings may allow the Fund to      -  The amount of the Fund's borrowings
                                           generate higher returns at low cost      is subject to percentage limitations
-  Borrowings involve costs to the Fund                                             of the 1940 Act
which can reduce returns

-  Borrowings could result in greater
volatility of the Fund's NAV

DERIVATIVES(1)

-  Derivatives such as futures and         -  Hedges that correlate well with       -  The Fund uses derivatives, such as
swaps(2) that are used for hedging the     underlying positions can reduce or       futures and swaps, for hedging and for
portfolio or specific securities may not   eliminate losses at low cost             risk management (i.e. to establish or
fully offset the underlying positions                                               adjust exposure to particular
and this could result in losses to the     -  The Fund could make money and         securities or markets)
Fund that would not have otherwise         protect against its losses if the
occurred                                   investment analysis proves correct       -  The Fund only establishes hedges
                                                                                    that it expects will be highly
-  Derivatives used for risk management    -  Derivatives that involve leverage     correlated with underlying positions
or to increase the Fund's gain may not     could generate substantial gains at
have the intended effects and may result   low cost                                 - While the Fund may use derivatives
in losses or missed opportunities                                                   that incidentally involve leverage, it
                                                                                    does not use them for the specific
-  The counterparty to a derivatives                                                purpose of leveraging its portfolio
contract could default
                                                                                    - The Fund sets aside liquid assets in
-  Derivatives that involve                                                         segregated or broker

----------
(1) The Trust is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because it has claimed an exclusion from such definition.

(2) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. A swap is a privately negotiated agreement to exchange one stream of payments for another.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                        AND REWARD
---------------                            -----------------                        ------------------------
leverage could magnify losses                                                       accounts to cover its derivatives and
                                                                                    offset a portion of the leverage risk
-  Certain types of derivatives involve
costs to the Fund which can reduce
returns

-  Derivatives may, for tax purposes,
affect the character of gain and loss
realized by the Fund, accelerate
recognition of income to the Fund,
affect the holding period of the Fund's
assets and defer recognition of certain
of the Fund's losses

ETFs AND OTHER INVESTMENT COMPANIES

-  If the Fund invests in shares of        -  Helps to manage smaller cash flows    - Absent an exemptive order of the
another investment company, shareholders                                            SEC, the Fund's investments in other
would bear not only their proportionate    -  Investing in ETFs offers instant      investment companies, including ETFs,
share of the Fund's expenses, but also     exposure to an index or a broad range    are subject to percentage limitations
similar expenses of the investment         of markets, sectors, geographic          of the 1940 Act
company                                    regions and industries

                                                                                    -  An SEC exemptive order granted to
-  The price movement of an ETF may not                                             various iShares funds (which are ETFs)
track the underlying index, market,                                                 and their investment adviser permits
sector, regions or industries and may                                               the Fund to invest beyond the 1940 Act
result in a loss                                                                    limits, subject to certain terms and
                                                                                    conditions, including a finding of the
                                                                                    Fund's Board of Trustees that the
                                                                                    advisory fees charged by the Fund's
                                                                                    adviser are for services that are in
                                                                                    addition to, and not duplicative of,
                                                                                    the advisory services provided to
                                                                                    those ETFs

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                        AND REWARD
---------------                            -----------------                        ------------------------
                                                                                    -  An SEC exemptive order granted to
                                                                                    the Fund permits the Fund to invest
                                                                                    its uninvested cash, up to 25% of its
                                                                                    assets, in one or more affiliated
                                                                                    money market funds if the adviser
                                                                                    waives and/or reimburses its advisory
                                                                                    fee from the Fund in an amount
                                                                                    sufficient to offset any doubling up
                                                                                    of investment advisory, shareholder
                                                                                    servicing and administrative fees

   LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
                           CERTAIN OF ITS AFFILIATES

          None of the actions described below allege that any unlawful activity took place with respect to the Fund.

          On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

          Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

          In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

          BOIA is now known as JPMorgan Investment Advisors Inc.

                                 HOW TO REACH US

          MORE INFORMATION

          For investors who want more information on the Fund the following documents are available free upon request:

          ANNUAL AND SEMI-ANNUAL REPORTS

          Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

          STATEMENT OF ADDITIONAL INFORMATION (SAI)

          The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

          You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          If you buy your shares through a Financial Intermediary, you may contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

          You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

          Public Reference Room of the SEC
          Washington, DC 20549-0102
          1-202-942-8090
          E-MAIL: publicinfo@sec.gov

          Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

          Investment Company Act File No. 811-21295.
          (C) JPMorgan Chase & Co. All Rights Reserved. [insert date] [JPMORGAN ASSET MANAGEMENT LOGO]
          [insert code]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                    Subject to Completion Dated July 19, 2005

                          PROSPECTUS ___________, 2005

                            JPMORGAN SPECIALTY FUNDS

                           INSTITUTIONAL CLASS SHARES

                   HIGHBRIDGE STATISTICAL MARKET NEUTRAL FUND

          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        [JPMORGAN ASSET MANAGEMENT LOGO]

          CONTENTS

HIGHBRIDGE STATISTICAL MARKET NEUTRAL FUND                                        3

THE FUND'S MANAGEMENT AND ADMINISTRATION                                         11

HOW TO DO BUSINESS WITH THE FUND                                                 15

   PURCHASING FUND SHARES                                                        15

   EXCHANGING FUND SHARES                                                        20

   REDEEMING FUND SHARES                                                         21

SHAREHOLDER INFORMATION                                                          25

   DISTRIBUTIONS AND TAXES                                                       25

   AVAILABILITY OF PROXY VOTING RECORD                                           26

   PORTFOLIO HOLDINGS DISCLOSURE                                                 26

RISK AND REWARD ELEMENTS                                                         27

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS
CORPORATION AND CERTAIN OF ITS AFFILIATES                                        32

HOW TO REACH US                                                          BACK COVER

                   HIGHBRIDGE STATISTICAL MARKET NEUTRAL FUND

          RISK/RETURN SUMMARY

          For a more detailed discussion of the Fund's main risks, please see pages [__]-[__].

          THE FUND'S OBJECTIVE

          The Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing.

          THE FUND'S MAIN INVESTMENT STRATEGY

          The Fund purchases equity securities that Highbridge Capital Management, LLC ("HCM" or the "Sub-Adviser") believes are undervalued and sells short securities that it believes are overvalued. The Fund will take long and short positions selected from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 Index.

          The Fund intends to maintain approximately equal value exposure in its long and short positions in an effort to offset the effects on the Fund's performance of general stock market movements or sector swings. The Fund's investment strategy emphasizes stock selection as the primary means of generating returns and providing diversification, and hedging through short sales as a means of reducing risk. The Fund implements its strategy through an automated trading process designed to be cost-efficient.

          Derivatives, which are investments that have a value based on another investment, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, swaps and other derivatives as a tool in the management of portfolio assets. The Fund may also use derivatives to hedge various investments and for risk management.

          Taking short positions in securities and investing in derivatives each result in a form of leverage. The Fund expects to further leverage its portfolio by borrowing money from banks in an effort to increase returns and to meet redemption requests. The Fund is permitted to borrow money up to the maximum extent permitted by applicable law, which is generally an amount up to 33 1/3% of the Fund's Assets. "Assets" means net assets, plus the amount of borrowings for investment purposes. With the use of leverage, the Fund may be exposed in an amount up to 150% of its net assets to both long and short positions.

          Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund's leveraging strategy will be successful. The net proceeds of the Fund's borrowings will be invested in accordance with the Fund's investment policies and objective as described in this prospectus. The Fund cannot assure you that the use of leverage will result in a higher return on your investment. (See "The Fund's Main Investment Risks" below)

          The Fund's long and short positions will not be matched on a sector-by-sector basis, but will be selected using the statistical arbitrage strategy described below. Thus, while the Fund will generally not be, on an aggregate basis, significantly weighted towards long or short positions at any time, it may be exposed to net long or short positions in one or more individual market sectors.

          The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. THE AMOUNT OF ANY GAINS OR LOSSES, AS DESCRIBED ABOVE, WILL BE MAGNIFIED BY THE FUND'S INTENDED USE OF LEVERAGE.

          The Fund may also invest in shares of exchange-traded funds (ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

          The Fund measures its return against the return an investor could achieve through an investment in 3-month U.S. Treasury Bills. J.P. Morgan Investment Management Inc. (JPMIM) and HCM attempt to achieve returns for the Fund's shareholders that exceed that benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills. THIS INCREASED VOLATILITY IS MAGNIFIED BY THE FUND'S USE OF BORROWINGS FOR INVESTMENT PURPOSES.

          The Fund may invest any portion of its assets that is not invested in equity securities in cash or cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated mutual funds) and bank money market deposit accounts.

          The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

          The Fund is diversified as defined in the Investment Company Act of 1940 (the "1940 Act").

          BEFORE YOU INVEST

          Investors considering the Fund should understand that:

          - There is no assurance that the Fund will meet its investment objective.

          - The Fund does not represent a complete investment program.

          FREQUENCY OF TRADING

          Although the Fund anticipates a very high degree of portfolio turnover (likely to be in excess of 600% per year), how frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

          INVESTMENT PROCESS

          JPMIM serves as the Fund's investment adviser and HCM serves as the Fund's sub-adviser. HCM has developed a trading system designed to provide insight into forecasting securities returns, managing portfolio risk and executing trades with minimal market impact. The Fund applies this system to a universe of stocks that meet the dual criteria of (1) mid to large market capitalization and (2) liquid and developed trading markets.

          The success of the Sub-Adviser's statistical arbitrage strategy depends on the interaction of four primary components: the Forecasting System, the Factor Model, the Optimizer and the Execution System.

          THE FORECASTING SYSTEM: The Forecasting System encapsulates the Sub-Adviser's view of predictable sources of return variation for equity securities. These views are based on the Sub-Adviser's research program which applies statistical methods and the Sub-Adviser's investment expertise. Forecasts are updated throughout the day using real-time data and are functions of the time series of security prices as well as fundamental information about companies.

          THE FACTOR MODEL: The Factor Model seeks to identify the sources of variability in security returns by decomposing each return into a part specific to the security and parts attributable to a small number of features, or "factors," pertinent to all securities; this decomposition allows one to estimate the riskiness of a portfolio. For instance, it is widely recognized that a large part of any individual stock's movement is "explained" by the contemporaneous movement in the stock market as a whole and that a large part of the remaining movement is explained by the contemporaneous movement of the stock's industry group. Thus, a portfolio that is highly concentrated in a single industry, involves greater risk of loss than one that is diversified across industries, because the less diversified portfolio is highly sensitive to fluctuations in that particular industry.

          THE OPTIMIZER: The Optimizer uses the results of the Forecasting System and the Factor Model to determine a portfolio believed to have the greatest risk-adjusted expected return. In practice, this means choosing positions with the greatest expected profits according to the forecasts, while limiting exposure to the factors in the Factor Model. The problem is complicated, both conceptually and computationally, by the range of horizons in the forecasts, which requires the Optimizer to balance estimates of risks and rewards at different times in the future to decide its positions across time.

          EXECUTION SYSTEM: Once the Optimizer has selected portfolio securities to be held long and short, it is still a challenge to execute efficiently (with minimal market impact) the trades needed to take these positions. As the expected profit from any individual trade is small, excessive market impact could erase that profit. HCM has developed an order management system which uses refined algorithms to determine the timing and aggressiveness of trades that is intended to minimize the market impact of trades.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

          THE FUND'S MAIN INVESTMENT RISKS

          All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

          The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

          The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

          The strategy used by the Fund's management may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund's exposure to stock market movements, capitalization, sector-swings or other risk factors. The strategy used by the Fund involves frequent securities transactions that involve risks different than long only equity investments. The Fund is intended for investors who plan to invest for the long-term and are able and willing to assume the risks associated with this type of fund.

          The Fund expects to borrow money from banks and to use such borrowings for investment purposes and to meet redemption requests. The Fund's use of such financial leverage is a speculative technique. If the Fund uses leverage, its losses may be higher than if it did not use leverage. So long as the proceeds from borrowings are invested in securities that provide a higher rate of return than the cost of borrowing, the leverage will allow shareholders to receive a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the cost of leverage were to exceed the return on the securities acquired with borrowings, the Fund's use of leverage would result in a lower rate of return to shareholders than if the Fund were not leveraged. There is no assurance that the Fund's use of leverage will be successful. The use of leverage creates an opportunity for increased return, but also creates additional risks, including the possibility of greater volatility of net asset value. If the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. In addition, because the Fund is unable to borrow more than 33 1/3% of the Fund's Assets, it may be required to sell securities or liquidate positions at a loss in order to fund shareholder redemptions.

          In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

          After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or `close out' the short position by replacing the borrowed securities at a particular time or at an acceptable price.

          In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

          Further, if other short-sellers of the same security want to close out their positions at the same time, a "short squeeze" can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short-sale.

          The Fund may use derivatives in connection with its investment strategies to hedge and manage risk and to increase the Fund's returns. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives may not be successful and may result in losses to the Fund. In addition, the cost of hedging may reduce the Fund's returns and the counterparty may default.

          Registered investment companies such as the Fund are limited in their ability to borrow, including their ability to take on financial leverage and to engage in short selling and derivative transactions. The Fund is required to have assets (including the amounts borrowed) at least equal to 300% of the amount borrowed. It is also required to identify and earmark assets to provide asset coverage for the Fund's short positions and derivative transactions. THE FUND INTENDS TO USE THE SAME ASSETS TO MEET ITS OBLIGATIONS FOR THE 300% ASSET COVERAGE TEST DESCRIBED ABOVE AND FOR COVERAGE OF THE FUND'S SHORT POSITIONS AND DERIVATIVE TRANSACTIONS. THIS APPROACH HAS NOT BEEN APPROVED BY THE SECURITIES & EXCHANGE COMMISSION ("SEC"), AND THERE IS NO CONTROLLING SEC GUIDANCE OR PRECEDENT ON THE SUBJECT. THERE IS A RISK THAT THE SEC COULD DETERMINE THAT THE APPROACH USED BY THE FUND IS NOT CONSISTENT WITH APPLICABLE LAW OR REGULATIONS AND THAT THE FUND IS NOT ABLE TO USE BORROWINGS TO THE EXTENT THAT IS CURRENTLY ANTICIPATED. In such a situation, the Fund would be required to reduce its borrowings, close out its short positions and/or terminate its derivative transactions. Such steps could occur at inopportune times and could be inconsistent with the Fund's investment program.

          Quantitative trading strategies, including statistical arbitrage, are highly complex, and, for their successful application, require relatively sophisticated mathematical calculations and relatively complex computer programs. Such trading strategies are dependent upon various computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related "system crashes." These trading strategies are also dependent upon historical correlations that may not always be true and may result in losses. In addition, the "slippage" from entering and exiting positions (i.e., the market impact of trades identified by the quantitative trading strategies) may be significant and may result in losses.

          If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

          The techniques and strategies contemplated by the Fund are expected to result in a high degree of portfolio turnover. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund's after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          The Fund's transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund's after-tax returns.

          The Fund may be subject to substantial charges for management and brokerage fees. In addition, the Fund will incur obligations to pay its other operating fees and expenses. These expenses are payable by the Fund regardless of whether the Fund realizes any profits. It will be necessary for the Fund to make substantial trading profits to avoid depletion or exhaustion of its assets.

          The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

          WHO MAY WANT TO INVEST

The Fund is designed for investors who:

          - are seeking absolute (positive) returns during any given market cycle, over a long-term period

          - are pursuing a long-term goal such as retirement

The Fund is NOT designed for investors who:

          - want a fund that pursues market trends or focuses only on particular industries or sectors

          - require regular income or stability of principal

          - are pursuing a short-term goal or investing emergency reserves

          THE FUND'S PAST PERFORMANCE

          The Fund will commence operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

          ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

          The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. Total Annual Operating Expenses are estimated for the fiscal year ending [_______], 2006. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

   ESTIMATED ANNUAL OPERATING EXPENSES (%)
          (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

   Management Fees                                                                1.75%
   Distribution (Rule 12b-1) Fees                                                 NONE
   Shareholder Service Fees                                                       0.10%
   Other Expenses                                                                 0.35%
   Total Annual Operating Expenses(1)                                             2.20%
   Fee Waiver and Expense Reimbursements(2)                                       0.65%
   Net Expenses(2)                                                                1.55%

   (1)  Excludes dividend expenses related to short sales.

   (2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses related to short sales) exceed 1.55% of its average
        daily net assets through [       ]. In addition, the Fund's service
        providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

          EXAMPLE

          The example below is intended to help you compare the cost of investing in Institutional Class Shares of the Fund with the cost of investing in other mutual funds. The example assumes:

            -  $10,000 initial investment,

            -  5% return each year, and

            -  net expenses through [      ] and total annual operating expenses
               thereafter.

          This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR   3 YEARS
                                ------   -------
YOUR COST ($)                   $        $
(with or without redemption)

                    THE FUND'S MANAGEMENT AND ADMINISTRATION

          The Fund is a series of JPMorgan Trust I (the Trust), a Delaware statutory trust. The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

          The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

          Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

          The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

          THE FUND'S INVESTMENT ADVISER AND SUB-ADVISER

          JPMIM is the investment adviser to the Fund and HCM is the investment sub-adviser. HCM makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036, and HCM is located at 9 West 57th Street, New York, NY 10019.

          JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. HCM is majority owned by J.P. Morgan Fleming Asset Management Holdings, Inc.

          HCM, an international asset management firm specializing in non-traditional investment management strategies, has a substantial track record in the non-traditional funds management industry. Founders Henry Swieca and Glenn Dubin were among the first to integrate non-traditional (or "absolute return") strategies with more traditional portfolios. Since then, Messrs. Swieca and Dubin have actively managed substantial equity and fixed income portfolios on behalf of institutional investors. HCM is comprised of over 160 staff members including 62 investment and trading professionals, with offices in New York, London and Hong Kong.

          JPMIM is paid management fees of 1.75% as a percentage of average daily net assets. HCM is paid management fees of 1.50% as a percentage of average daily net assets.

          THE PORTFOLIO MANAGERS

          The portfolio management team is comprised of Evan Dick, Greg Howell, Alain Sunier, Jerome Benveniste and Aindrais D.P. O'Callaghan.

          Evan Dick. Mr. Dick is a Managing Director of HCM and Senior Portfolio Manager for Statistical Arbitrage. He is responsible for the leadership of the group, adjusting the weights of the forecasts and maintaining the Factor Model. He joined HCM in January 2002. Mr. Dick began his career at G.E. Astro-Space building a dynamic simulator to test flight software and ground station hardware for satellites pre-launch. He also worked briefly at IBM on their OS/2 operating system. He previously was a Senior Vice President at D. E. Shaw Investments, where he spent seven years, from July 1993 to June 2000, as a strategist and manager of research in proprietary trading. Mr. Dick received his BS in Computer Science and Applied Math from Cornell University in 1993.

          Greg Howell, Ph.D. Mr. Howell is a Managing Director of HCM and Senior Portfolio Manager for Statistical Arbitrage. He is responsible for leadership of the group, optimization of the portfolio and the overall Execution System. He joined HCM in January 2002. Mr. Howell began his career in finance extending an automated trading model at IRC, a Chicago-based S&P outperformance fund. He later worked as a trader at Merrill Lynch (from 1999 through December 2001) and
D. E. Shaw Investments, trading listed and exotic equity options globally. Mr. Howell received his doctorate in mathematics from the University of Chicago.

          Alain Sunier. Mr. Sunier is a Senior Vice President of HCM and Head of Fundamental Research for Statistical Arbitrage. He is responsible for providing research leadership for the development of the Forecasting Model. He joined HCM in May 2005. From March 2003 through May 2005, Mr. Sunier worked at Citadel Investment Group in a senior research role for statistical arbitrage strategies. From February 1999 through March 2003, Mr. Sunier was employed by Barclays Global Investors (BGI), serving as Head of US Equity Research in the Advanced Strategies and Research Group. Prior to BGI, he worked at Long Term Capital Management in equities research. Mr. Sunier began his career at Goldman Sachs, where he worked on trading algorithms and convertible bond models. Mr. Sunier was enrolled in the doctoral program in finance at the University of Chicago where he received his MBA.

          Jerome Benveniste, Ph.D. Mr. Benveniste is a Vice President of HCM and an Analyst in Statistical Arbitrage. His focus is on the research, development and implementation of the Forecasting Model. He joined HCM in May 2002. From January 1999 through May 2002, Mr. Benveniste was an assistant professor of mathematics at Stanford and Case Western Reserve Universities, where he pursued research in differential geometry, algebraic groups, and ergodic theory. Mr. Benveniste holds an A.B. from Harvard University and a Ph.D. from the University of Chicago, both in mathematics.

          Aindrais D. P. O'Callaghan. Mr. O'Callaghan is an Associate of HCM and a Trader/Analyst in Statistical Arbitrage. His focus is on daily operations, including monitoring of the trading system and maintaining data integrity. He joined HCM in November 2002 from Bear Wagner Specialists, where he worked as a software developer from September 2001 to

November 2002. He began his career at Epson Palo Alto Laboratory (Epson R&D), designing and implementing image processing algorithms (June 2000 to July 2001). Mr. O'Callaghan graduated from Princeton University in 2000 with a BSE in Computer Science.

          FUND MANAGER COMPENSATION

          JPMIM. Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

            - Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

            - Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

          Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

          Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

          HCM. The Sub-Adviser's portfolio managers are compensated for their services by HCM. Each portfolio manager's compensation consists of a base salary fixed from year to year and a variable cash bonus. Base salary is based on market factors and the skill, experience and responsibilities of each portfolio manager. The amount of the variable bonus is based on a fixed percentage of the management fees and performance fees, if applicable, charged to the portfolios that each portfolio manager manages. For certain portfolio managers, an additional component of their bonus is determined by their receipt of a fixed percentage of HCM's annual profits.

          THE FUND'S ADMINISTRATOR

          JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. [The relevant funds in the JPMorgan Funds Complex have aggregate net assets as of [________], 2005 of approximately $[_________] billion].

          THE FUND'S SHAREHOLDER SERVICING AGENT

          The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

          THE FUND'S DISTRIBUTOR

          JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

          ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

          JPMIM, [HCM], JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, "Financial Intermediaries" include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

                        HOW TO DO BUSINESS WITH THE FUND

          PURCHASING FUND SHARES

          WHERE CAN I BUY SHARES?

          You may purchase Fund shares:

          - Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

          - Directly from the Fund through JPMDS.

          WHO CAN BUY SHARES?

          Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

          Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

          WHEN CAN I BUY FUND SHARES?

          Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

          On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

          If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

          Share ownership is electronically recorded, therefore no certificate will be issued.

          The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

          The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

          Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

          Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

          Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

          In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

          HOW MUCH DO SHARES COST?

          Shares are sold at net asset value (NAV) per share.

          NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

          The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value.

          The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

          HOW DO I OPEN AN ACCOUNT?

          Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

          Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

          For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

          When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

          Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

          We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

          Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

          Send the completed Account Application and a check to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares - When can I redeem shares?"

          ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

          - JPMorgan Funds; or

          - The specific Fund in which you are investing.

          Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

          If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

          JPMorgan Chase Bank, N.A.
          ATTN: JPMorgan Funds Services
          ABA 021 000 021
          DDA 323125832
          FBO Your JPMorgan Fund
          (EX: JPMORGAN ABC FUND - INSTITUTIONAL)
          Your Fund Number & Account Number
           (EX: FUND 123-ACCOUNT 123456789)
          Your Account Registration
           (EX: XYZ CORPORATION)

          Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

          If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

          CAN I PURCHASE SHARES OVER THE TELEPHONE?

          Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

          - Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

          - Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

          JPMorgan Chase Bank, N.A.
          ATTN: JPMorgan Funds Services
          ABA 021 000 021
          DDA 323125832
          FBO Your JPMorgan Fund
          (EX: JPMORGAN ABC FUND - INSTITUTIONAL)
          Your Fund Number & Account Number
           (EX: FUND 123-ACCOUNT 123456789)
          Your Account Registration
           (EX: XYZ CORPORATION)

          The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

          You may revoke your right to make purchases over the telephone by sending a letter to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          EXCHANGING FUND SHARES

          WHAT ARE MY EXCHANGE PRIVILEGES?

          Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

          All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

          Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

          WHEN ARE EXCHANGES PROCESSED?

          Exchange requests are processed the same business day they are received, provided:

          - The Fund receives the request by 4:00 p.m. ET.

          - You have contacted your Financial Intermediary, if necessary.

          - All required documentation in proper form accompanies your exchange request.

          ARE EXCHANGES TAXABLE?

          Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

          An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

          You should talk to your tax advisor before making an exchange.

          ARE THERE LIMITS ON EXCHANGES?

          No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

          Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

          REDEEMING FUND SHARES

          WHEN CAN I REDEEM SHARES?

          You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

          Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

          A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

          HOW DO I REDEEM SHARES?

          You may use any of the following methods to redeem your shares.

          You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

          We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

          You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

          - You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

          - You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

          On the Account Application you may elect to have the redemption proceeds mailed or wired to:

          1. A financial institution; or

          2. Your Financial Intermediary.

          Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

          The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

          WHAT WILL MY SHARES BE WORTH?

          If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

          CAN I REDEEM BY TELEPHONE?

          Yes, if you selected this option on your Account Application.

          Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

          Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

          The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

          You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

          You may write to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          ADDITIONAL INFORMATION REGARDING REDEMPTIONS

          Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

          Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

          The Fund may suspend your ability to redeem when:

          1. Trading on the NYSE is restricted;

          2. The NYSE is closed (other than weekend and holiday closings);

          3. Federal securities laws permit;

          4. The SEC has permitted a suspension; or

          5. An emergency exists, as determined by the SEC.

          See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

          You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

                             SHAREHOLDER INFORMATION

          DISTRIBUTIONS AND TAXES

          The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

          The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

          - reinvest all distributions in additional Fund shares;

          - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

          - take all distributions in cash or as a deposit in a pre-assigned bank account.

          If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

          Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

          If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

          The Fund's transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

          The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

          Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

          Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

          The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

          The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

          AVAILABILITY OF PROXY VOTING RECORD

          The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 will be available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

          PORTFOLIO HOLDINGS DISCLOSURE

          No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

          The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

          Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

          A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

                            RISK AND REWARD ELEMENTS

          This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                       AND REWARD
--------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

- The Fund could underperform its         - The Fund could outperform its         - The adviser focuses its management on those
benchmark due to its securities and       benchmark due to these same choices     areas, where it believes its commitment to
asset allocation choices                                                          research can most enhance returns and manage
                                                                                  risks in a consistent way

MARKET CONDITIONS

- The Fund's share price and performance  - Stocks have generally outperformed    - Under normal circumstances the Fund plans to
will fluctuate in response to stock       more stable investments (such as bonds  remain fully invested, in accordance with its
market movements                          and cash equivalents) over the          policies. Equity investments may include
                                          long-term                               common stocks, convertible securities,
- Adverse market conditions may from                                              preferred stocks, depositary receipts (such as
time to time cause some funds to take     - A diversified, balanced portfolio of  ADRs), warrants, rights and investment company
temporary defensive positions that are    long and short equity positions should  securities. The Fund may invest univested cash
inconsistent with their principal         reduce exposure to broad market         in affiliated money market funds.
investment strategies and may hinder the  movements
Fund from achieving its investment                                                - The Fund seeks to limit risk and enhance
objective                                                                         performance through active management and/or
                                                                                  diversification

SHORT-TERM TRADING

- Increased trading could raise the       - The Fund could realize gains in a     - The Fund's statistical arbitrage strategy is
Fund's transaction costs                  short period of time                    dependent upon the ability to engage in
                                                                                  short-term trading to take advantage of
                                                                                  attractive
- Increased short-term capital gains      - The Fund could protect against
distributions could raise                 losses if a stock is

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                       AND REWARD
--------------------------------------------------------------------------------------------------------------------------------
shareholders' income tax liability        overvalued and its value later falls    opportunities

SHORT SELLING

- Shorts sales may not have the intended  - The Fund could make money and         - The Fund will generally be invested on a
effects and may result in losses          protect against losses if management's  market neutral basis, though performance of
                                          analysis proves correct                 the Fund's position may cause the Fund to be
                                                                                  moderately net short or net long at any given
- The Fund may not be able to close out   - Short selling may allow the Fund to   time
a short position at a particular time or  generate positive returns in declining
at an acceptable price                    markets                                 - The Fund sets aside liquid assets in
                                                                                  segregated or broker accounts to cover short
                                                                                  positions and offset a portion of the leverage
- The Fund may not be able to borrow                                              risk
certain securities to sell short,
resulting in missed opportunities                                                 - The Fund makes short sales through brokers
                                                                                  that the adviser has determined to be highly
- Segregated accounts with respect to                                             creditworthy
short sales may limit the Fund's
investment flexibility

- Short sales involve leverage risk,
credit exposure to the brokers that
execute the short sale and retain the
proceeds, have no cap on maximum losses
and gains are limited to the price of
the stock at the time of the short sale

- If the SEC staff changes its current
policy of permitting brokers executing
the Fund's short sales to hold proceeds
of such short sales, the cost of such
transactions would increase
significantly and the Fund may be
required to cease operations or change
its investment objective

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                       AND REWARD
--------------------------------------------------------------------------------------------------------------------------------
BORROWINGS

- Borrowings could magnify losses         - Borrowings may allow the Fund to      - The amount of the Fund's borrowings is
                                          generate higher returns at low cost     subject to percentage limitations of the 1940
                                                                                  Act
- Borrowings involve costs to the Fund
which can reduce returns

- Borrowings could result in greater
volatility of the Fund's NAV

DERIVATIVES(1)

- Derivatives such as futures and         - Hedges that correlate well with       - The Fund uses derivatives, such as futures
swaps(2) that are used for hedging the    underlying positions can reduce or      and swaps, for hedging and for risk management
portfolio or specific securities may not  eliminate losses at low cost            (i.e. to establish or adjust exposure to
fully offset the underlying positions                                             particular securities or markets)
and this could result in losses to the    - The Fund could make money and
Fund that would not have otherwise        protect against its losses if the       - The Fund only establishes hedges that it
occurred                                  investment analysis proves correct      expects will be highly correlated with
                                                                                  underlying positions
- Derivatives used for risk management    - Derivatives that involve leverage
or to increase the Fund's gain may not    could generate substantial gains at     - While the Fund may use derivatives that
have the intended effects and may result  low cost                                incidentally involve leverage, it does not use
in losses or missed opportunities                                                 them for the specific purpose of leveraging
                                                                                  its portfolio
- The counterparty to a derivatives
contract could default                                                            - The Fund sets aside liquid assets in
                                                                                  segregated or broker

- Derivatives that involve


--------
(1) The Trust is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because it has claimed an exclusion from such definition.


(2) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. A swap is a privately negotiated agreement to exchange one stream of payments for another.

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                       AND REWARD
--------------------------------------------------------------------------------------------------------------------------------
leverage could magnify losses                                                     accounts to cover its derivatives and offset a
                                                                                  portion of the leverage risk

- Certain types of derivatives involve
costs to the Fund which can reduce
returns

- Derivatives may, for tax purposes,
affect the character of gain and loss
realized by the Fund, accelerate
recognition of income to the Fund,
affect the holding period of the Fund's
assets and defer recognition of certain
of the Fund's losses

ETFs AND OTHER INVESTMENT COMPANIES

- If the Fund invests in shares of        - Helps to manage smaller cash flows    - Absent an exemptive order of the SEC, the
another investment company, shareholders                                          Fund's investments in other investment
would bear not only their proportionate                                           companies, including ETFs, are subject to
share of the Fund's expenses, but also    - Investing in ETFs offers instant      percentage limitations of the 1940 Act
similar expenses of the investment        exposure to an index or a broad range
company                                   of markets, sectors, geographic         - An SEC exemptive order granted to various
                                          regions and industries                  iShares funds (which are ETFs) and their
- The price movement of an ETF may not                                            investment adviser permits the Fund to invest
track the underlying index, market,                                               beyond the 1940 Act limits, subject to certain
sector, regions or industries and may                                             terms and conditions, including a finding of
result in a loss                                                                  the Fund's Board of Trustees that the advisory
                                                                                  fees charged by the Fund's adviser are for
                                                                                  services that are in addition to, and not
                                                                                  duplicative of, the advisory services provided
                                                                                  to those ETFs

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                       AND REWARD
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  - An SEC exemptive order granted to the Fund
                                                                                  permits the Fund to invest its uninvested
                                                                                  cash, up to 25% of its assets, in one or more
                                                                                  affiliated money market funds if the adviser
                                                                                  waives and/or reimburses its advisory fee from
                                                                                  the Fund in an amount sufficient to offset any
                                                                                  doubling up of investment advisory,
                                                                                  shareholder servicing and administrative fees

           LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS
                    CORPORATION AND CERTAIN OF ITS AFFILIATES

          None of the actions described below allege that any unlawful activity took place with respect to the Fund.

          On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

          Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

          In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

          BOIA is now known as JPMorgan Investment Advisors Inc.

                                 HOW TO REACH US

          MORE INFORMATION

          For investors who want more information on the Fund the following documents are available free upon request:

          ANNUAL AND SEMI-ANNUAL REPORTS

          Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

          STATEMENT OF ADDITIONAL INFORMATION (SAI)

          The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

          You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

          JPMorgan Funds Services
          P.O. Box 8528
          Boston, MA 02266-8528

          If you buy your shares through a Financial Intermediary, you may contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

          You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

          Public Reference Room of the SEC
          Washington, DC 20549-0102
          1-202-942-8090
          E-MAIL: publicinfo@sec.gov

          Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

          Investment Company Act File No. 811-21295.
          (C) JPMorgan Chase & Co. All Rights Reserved. [insert date] [JPMORGAN ASSET MANAGEMENT LOGO]
          [insert code]

                    SUBJECT TO COMPLETION DATED JULY 19, 2005

                            JPMORGAN SPECIALTY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                ___________, 2005

                           JPMORGAN TRUST I ("TRUST")

               Highbridge Statistical Market Neutral Fund ("Fund")

     This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Fund dated ________, 2005, as supplemented from time to time ("Prospectuses"). When issued, this SAI will incorporate by reference the Fund's financial statements included in the annual Shareholder Report ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm's Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Fund's distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

     For more information about the Fund or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528

                                 1-800-480-4111

                                                                  [SAI-____-_05]

                                Table of Contents

                                                                             PAGE
GENERAL                                                                        3
INVESTMENT STRATEGIES AND POLICIES                                             4
INVESTMENT RESTRICTIONS                                                       16
TRUSTEES                                                                      17
OFFICERS                                                                      24
CODES OF ETHICS                                                               26
PROXY VOTING PROCEDURES AND GUIDELINES                                        26
PORTFOLIO HOLDINGS DISCLOSURE                                                 27
INVESTMENT ADVISER AND SUBADVISER                                             28
ADMINISTRATOR                                                                 33
DISTRIBUTOR                                                                   33
DISTRIBUTION PLAN                                                             34
CUSTODIAN                                                                     36
TRANSFER AGENT                                                                36
SHAREHOLDER SERVICING                                                         36
EXPENSES                                                                      38
FINANCIAL INTERMEDIARIES                                                      38
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 39
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 40
PURCHASES, REDEMPTIONS AND EXCHANGES                                          40
DIVIDENDS AND DISTRIBUTIONS                                                   43
NET ASSET VALUE                                                               43
PORTFOLIO TRANSACTIONS                                                        44
DELAWARE TRUST                                                                46
DESCRIPTION OF SHARES                                                         47
DISTRIBUTIONS AND TAX MATTERS                                                 48
ADDITIONAL INFORMATION                                                        55

                                     GENERAL

THE TRUST AND THE FUND

     The Fund is a series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. In addition to the Fund, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund").

     Each JPMorgan Fund was a series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005. The Predecessor Funds were formerly series of J.P. Morgan Series Trust ("JPMST"), a Massachusetts business trust (the "Predecessor Trust").

     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trust, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date").

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each JPMorgan Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

SHARE CLASSES

     The Board of Trustees of the Trust ("Board of Trustees") have authorized the issuance and sale of the following classes of shares of the Fund: Select Class, Class A, Class C and Institutional Class. Currently, the Fund only offers Select Class shares.

     The shares of the Fund are collectively referred to in this SAI as the "Shares."

MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to select the fund which best suits their needs.

     This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectuses. The Fund's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     The other JPMorgan Funds are covered by separate Statements of Additional Information.

     The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser") and sub-advised by Highbridge Capital Management, LLC ("HCM" or the "Subadviser").

     Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

     The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve the objective by the Fund as set forth in the Prospectuses.

                               EQUITY INVESTMENTS

     The equity securities in which the Fund may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

     The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

     COMMON STOCK WARRANTS. The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                                  SHORT SELLING

     The Fund will engage heavily in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the stock at the time of the short sale.

     The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's stock picking decisions. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 150% of the Fund's net assets. [The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.]

     As described in the prospectus, the Fund may be limited in its ability to borrow, including its ability to take on financial leverage and to engage in short selling and derivative transactions. The Fund is required to have assets (including the amounts borrowed) at least equal to 300% of the amount borrowed. It is also required to identify and earmark assets to provide asset coverage for the Fund's short positions and derivative transactions. The Fund intends to use the same assets to meet its obligations for the 300% asset coverage test described above and for coverage of the Fund's short positions and derivative transactions. This approach has not been approved by the Securities & Exchange Commission ("SEC"), and there is no controlling SEC guidance or precedent on the subject. There is a risk that the SEC could determine that the approach used by the Fund is not consistent with applicable law or regulations and that the Fund is not able to use borrowings to the extent that is currently anticipated. In such a situation, the Fund would be required to reduce its borrowings, close out its short positions and/or terminate its derivative transactions. Such steps could occur at inopportune times and could be inconsistent with the Fund's investment program.

                                    BORROWING

     The Fund has the authority to borrow to increase the Fund's return, to meet redemption requests or for extraordinary or emergency purposes, but not in an aggregate amount exceeding 33 1/3% of its total assets (including the amount of the borrowings).

     The Fund intends to use financial leverage for investment purposes. This is a speculative technique. So long as the proceeds from borrowings are invested in securities that provide a higher rate of return than the cost of the borrowing, the leverage will allow shareholders to receive a higher current rate of return then if the Fund were not leveraged. On the other hand, to the extent that the cost of leverage were to exceed the return on the securities acquired with the borrowings, the Fund's use of leverage would result in a lower rate of return to shareholders then if the Fund were not leveraged. There is no assurance that the Fund's use of leverage will be successful. The use of leverage creates an opportunity for increased return, but also creates additional risks, including the possibility of greater volatility of net asset value. If the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged.

                        OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. The Fund may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance.

     The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value (NAV) of the Fund.

                                     OPTIONS

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is

American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

     OPTIONS ON INDEXES. The Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

     The Fund may purchase and sell futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the Investment Company Act of 1940, as amended (the "1940 Act") and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month London Interbank Offered Rate) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Subadviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

     The Subadviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement. The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Subadviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and Subadviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument,
(2) the number of dealers and end users for the instrument in the marketplace,
(3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                            MONEY MARKET INSTRUMENTS

     Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. See "Diversification and Quality Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     The Fund may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or foreign banks of equivalent size and (iii) U.S. branches of foreign banks of equivalent size. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World
Bank).

     The Fund will not invest in obligations for which the Adviser, Subadviser or any of their affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser, to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which the Fund is permitted to invest. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities. The Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the value of the collateral falls below 100%. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act and to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                             ADDITIONAL INVESTMENTS

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under 1940 Act consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

     The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, the Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     The Fund may invest in convertible debt securities, for which there are no specific quality requirements.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                                 RISK MANAGEMENT

     The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser or Subadviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser or Subadviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

     The techniques and strategies contemplated by the Fund are expected to result in a high degree of portfolio turnover. A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund's assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in "Additional Information." The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries, and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

   FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund:

     (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;
     (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;
     (3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
     (4) May not borrow money, except to the extent permitted by applicable law;
     (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act");
     (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

     (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
     (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Fund and may be changed by the Board of Trustees without shareholder approval. These non-fundamental investment restrictions require that the Fund:

     (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;
     (ii) May not purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;
     (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and
     (iv) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on
            Section 12(d)(1)(F) or 12 (d)(1)(G) of the 1940 Act.

                                    TRUSTEES

     The names of the Trustees of the Fund, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                                  NUMBER OF PORTFOLIOS
      NAME (YEAR OF BIRTH);                                                          IN FUND COMPLEX
        POSITIONS WITH                       PRINCIPAL OCCUPATIONS                       OVERSEEN          OTHER DIRECTORSHIPS HELD
       THE FUND (SINCE)                       DURING PAST 5 YEARS                      BY TRUSTEE(1)         OUTSIDE FUND COMPLEX
---------------------------------   ------------------------------------------   ----------------------   --------------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG                Retired; Vice President & Treasurer of                 [110]          None.
(1941); Trustee of Trust since      Ingersoll-Rand Company (manufacturer of
2005; Trustee of Predecessor        industrial equipment) (1972-2000).
Funds since 1987.

                                                                                  NUMBER OF PORTFOLIOS
      NAME (YEAR OF BIRTH);                                                          IN FUND COMPLEX
        POSITIONS WITH                       PRINCIPAL OCCUPATIONS                       OVERSEEN          OTHER DIRECTORSHIPS HELD
       THE FUND (SINCE)                       DURING PAST 5 YEARS                      BY TRUSTEE(1)         OUTSIDE FUND COMPLEX
---------------------------------   ------------------------------------------   ----------------------   --------------------------
ROLAND R. EPPLEY, JR.               Retired; President & Chief Executive                   110            Director, Janel Hydro,
(1932); Trustee of Trust since      Officer, Eastern Sales Bankcard                                       Inc. (automotive)
2005; Trustee of Predecessor        (1971-1988)                                                           (1993-present).
Funds since 1989.

JOHN F. FINN                        President and Chief Executive Officer of               110            Director, Cardinal Health,
(1947); Trustee of Trust since      Gardner, Inc. (wholesale distributor to                               Inc (CAH) (1994-present).
2005.                               outdoor power equipment industry)
                                    (1979-present).

DR. MATTHEW GOLDSTEIN               Chancellor of the City University of New               110            Trustee of Bronx-Lebanon
(1941); Trustee of Trust since      York (1999-present); President, Adelphi                               Hospital Center
2005; Trustee of Predecessor        University (New York) (1998-1999).                                    (1992-present); Director
Funds since 2003.                                                                                         of New Plan Excel Realty
                                                                                                          Trust, Inc. (real estate
                                                                                                          investment trust)
                                                                                                          (2000-present); Director
                                                                                                          of Lincoln Center
                                                                                                          Institute for the Arts in
                                                                                                          Education (1999-present).

ROBERT J. HIGGINS                   Retired; Director of Administration of                 110            Director of Providian
(1945); Trustee of Trust            the State of Rhode Island (2003-2004);                                Financial Corp. (banking)
since 2005; Trustee of              President - Consumer Banking and                                      (2002-present).
Predecessor Funds since 2002.       Investment Services, Fleet Boston
                                    Financial (1971-2001).

PETER C. MARSHALL                   Self-employed business consultant                      110            None.
(1942); Trustee of Trust since      (2002-present); Senior Vice President,
2005.                               W.D. Hoard, Inc. (corporate parent of DCI
                                    Marketing, Inc.) (2000-2002); President,
                                    DCI Marketing, Inc. (1992-2000).

MARILYN MCCOY                       Vice President of Administration and                   110            Director, Mather LifeWays
(1948); Trustee of Trust since      Planning, Northwestern University                                     (1994-present); Director,
2005.                               (1985-present).                                                       Carleton College
                                                                                                          (2003-present).

                                                                                  NUMBER OF PORTFOLIOS
      NAME (YEAR OF BIRTH);                                                          IN FUND COMPLEX
        POSITIONS WITH                       PRINCIPAL OCCUPATIONS                       OVERSEEN          OTHER DIRECTORSHIPS HELD
       THE FUND (SINCE)                       DURING PAST 5 YEARS                      BY TRUSTEE(1)         OUTSIDE FUND COMPLEX
---------------------------------   ------------------------------------------   ----------------------   --------------------------
WILLIAM G. MORTON, JR.              Retired; Chairman Emeritus (2001-2002),                110            Director of Radio Shack
(1937); Trustee of Trust            and Chairman and Chief Executive Officer,                             Corporation (electronics)
since 2005; Trustee of              Boston Stock Exchange (1985- 2001).                                   (1987-present); Director
Predecessor Funds since 2003.                                                                             of The National Football
                                                                                                          Foundation and College
                                                                                                          Hall of Fame
                                                                                                          (1994-present);
                                                                                                          Trustee of the Berklee
                                                                                                          College of Music
                                                                                                          (1998-present); Trustee of
                                                                                                          the Stratton Mountain
                                                                                                          School (2001-present).

ROBERT A. ODEN, JR.                 President, Carleton College                            110            Director, American
(1946); Trustee of Trust            (2002-present); President, Kenyon College                             University in Cairo.
since 2005.                         (1995-2002).

FERGUS REID, III                    Chairman of Lumelite Corporation                       110            Trustee of Morgan Stanley
(1932); Trustee of Trust            (plastics manufacturing) (2003-present);                              Funds (209 portfolios)
(Chairman) since 2005;              Chairman and CEO of Lumelite Corporation                              (1995-present).
Trustee (Chairman) of               (1985-2002).
Predecessor Funds since 1987.

FREDERICK W. RUEBECK                Advisor, Jerome P. Green & Associates,                 110            Director, AMS Group
(1939); Trustee of Trust since      LLC (broker-dealer) (2002-present);                                   (2001-present); Director,
2005.                               Investment Officer, Wabash College                                    Wabash College
                                    (2004-present); self-employed consultant                              (1988-present); Trustee,
                                    (January 2000 to present); Director of                                Seabury-Western
                                    Investments, Eli Lilly and Company                                    Theological Seminary
                                    (1988-1999).                                                          (1993-present); Chairman,
                                                                                                          Indianapolis Symphony
                                                                                                          Orchestra Foundation
                                                                                                          (1994-present).

JAMES J. SCHONBACHLER               Retired; Managing Director of Bankers                  110            None.
(1943); Trustee of Trust            Trust Company (financial services)
since 2005; Trustee of              (1968-1998).
Predecessor Funds since 2001.

                                                                                  NUMBER OF PORTFOLIOS
      NAME (YEAR OF BIRTH);                                                          IN FUND COMPLEX
        POSITIONS WITH                       PRINCIPAL OCCUPATIONS                       OVERSEEN          OTHER DIRECTORSHIPS HELD
       THE FUND (SINCE)                       DURING PAST 5 YEARS                      BY TRUSTEE(1)         OUTSIDE FUND COMPLEX
---------------------------------   ------------------------------------------   ----------------------   --------------------------
INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.*           Retired; Chief Executive Officer of Chase              110            None.
(1935); Trustee of Trust            Mutual Funds (investment company)
since 2005; Trustee                 (1989-1998); President & Chief Executive
of Predecessor Funds                Officer of Vista Capital Management
since 1998.                         (investment management) (1990-1998);
                                    Chief Investment Executive of Chase
                                    Manhattan Private Bank (investment
                                    management) (1990-1998).

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI.
* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES

     The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Fund's independent registered public accounting firm; (ii) evaluate the independence of the Fund's independent registered public accounting firm; (iii) oversee of the performance of the Fund's audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Fund's independent audit and the financial statements of the Fund; (vi) determine the independence of the Fund's independent registered public accounting firm; and (vii) to act as a liaison between the Fund's independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended October 31, 2004.

     The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Fund's securities by JPMIM, the adviser to the Fund, as well as any sub-adviser; (ii) oversee the Fund's compliance with legal and regulatory and contractual requirements and the Fund's compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Fund's Chief Compliance Officer. In instances in which the valuation procedures of the Fund require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and

Compliance Committee was consulted by management of the JPMorgan Funds on one occasion during the fiscal year ended October 31, 2004. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Fund; (vi) oversight of ongoing litigation affecting the Fund, the Adviser or the non-interested Trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (viii) oversight and review of matters with respect to service providers to the Fund (except the Fund's independent registered public accounting firm). The Governance Committee met once during the fiscal year ended October 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

     Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Fund, as well as any sub-adviser to the Fund. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to a particular Fund that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Fund reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended October 31, 2004.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Fund and each Trustee's aggregate dollar range of ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):

                                              AGGREGATE OWNERSHIP OF EQUITY SECURITIES IN
                                              ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                   BY TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE            OWNERSHIP OF FUND                 COMPANIES(1)(2)
INDEPENDENT TRUSTEES
William J. Armstrong              None                       Over $100,000
Roland R. Eppley, Jr.             None                       Over $100,000
John F. Finn                      None                       Over $100,000
Dr. Matthew Goldstein             None                    $50,001 - $100,000
Robert J. Higgins                 None                           None
Peter C. Marshall                 None                       Over $100,000
Marilyn McCoy                     None                       Over $100,000
William G. Morton, Jr.            None                           None
Robert A. Oden, Jr.               None                       Over $100,000
Fergus Reid, III                  None                       Over $100,000
Frederick W. Ruebeck              None                       Over $100,000
James J. Schonbachler             None                    $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.          None                       Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of 16 registered investment companies, including the former One Group Mutual Funds and the 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios).
(2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

     As of December 31, 2004, none of the Independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

     Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Fund and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Sub-Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as Sub-Committee Chairmen) are paid an additional $20,000 for their services as Sub-Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Fund will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by the Fund and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, is set forth below:

                                                         TOTAL COMPENSATION
NAME OF TRUSTEE                          FUND        PAID FROM "FUND COMPLEX"(1)
INDEPENDENT TRUSTEES
William J. Armstrong                   $     0                 $        160,000
Roland R. Eppley, Jr.                        0                          120,000
John F. Finn                                 0                                0
Dr. Matthew Goldstein                        0                          120,000
Robert J. Higgins                            0                          120,000
Peter C. Marshall                            0                                0
Marilyn McCoy                                0                                0
William G. Morton, Jr.                       0                          120,000
Robert A. Oden, Jr.                          0                                0
Fergus Reid, III                             0                          250,000
Frederick W. Ruebeck                         0                                0
James J. Schonbachler                        0                          120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                     0                          160,000^

^   Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table are shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

     Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Fund's executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Fund. The officers hold office until a successor has been elected and duly qualified. The Fund has no employees.

     The names of the officers of the Fund, together with their year of birth, information regarding their positions held with the Fund and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

    NAME (YEAR OF BIRTH),
     POSITIONS HELD WITH                      PRINCIPAL OCCUPATIONS
       THE FUND (SINCE)                        DURING PAST 5 YEARS
--------------------------------   ---------------------------------------------
George C.W. Gatch (1962),          Managing Director, JPMIM, CEO and President
President (2005)                   of the J.P. Morgan and One Group Funds. An
                                   employee since 1986, Mr. Gatch leads the
                                   firm's U.S. mutual fund and financial
                                   intermediary business. He was previously
                                   president and CEO of DKB Morgan, a Japanese
                                   mutual fund company, which was a joint
                                   venture between J.P. Morgan and Dai-Ichi
                                   Kangyo Bank. Prior to working in Japan,
                                   Mr. Gatch established JPMIM's sub-advisory
                                   and institutional mutual funds business. He
                                   has also held numerous positions throughout
                                   the firm in business management, marketing,
                                   and sales.

Robert L. Young (1963),            Chief Operating Officer, JPMorgan Funds
Senior Vice President (2005)**     (August 2004 to present) and One Group Mutual
                                   Funds from November 2001 until present. From
                                   October 1999 to present, Vice President and
                                   Treasurer, One Group Administrative Services,
                                   Inc. (now known as JPMorgan Funds Management,
                                   Inc.), and Vice President and Treasurer, One
                                   Group Dealer Services, Inc. (now known as
                                   JPMorgan Distribution Services, Inc.)

Patricia A. Maleski (1960),        Vice President, JPMIM; previously, Treasurer,
Vice President and Chief           JPMorgan Funds and Head of Funds
Administrative Officer (2005)      Administration and Board Liaison. Prior to
                                   joining J.P. Morgan Chase & Co. in 2001,
                                   Ms. Maleski was the Vice President of Finance
                                   for the Pierpont Group, Inc., a service
                                   provider to the Board of Directors/Trustees
                                   of the JPMorgan Funds.

    NAME (YEAR OF BIRTH),
     POSITIONS HELD WITH                      PRINCIPAL OCCUPATIONS
       THE FUND (SINCE)                        DURING PAST 5 YEARS
--------------------------------   ---------------------------------------------
Stephanie J. Dorsey (1969),        Director of Mutual Fund Administration, One
Treasurer (2005)**                 Group Administrative Services (now known as
                                   JPMorgan Funds Management, Inc.), since 2004;
                                   Ms. Dorsey worked for Bank One Corporation
                                   (now known as JP Morgan Chase & Co.) from
                                   2003 to 2004; prior to joining Bank One
                                   Corporation, she was a Senior Manager
                                   specializing in Financial Services audits at
                                   PricewaterhouseCoopers LLP from 1992 through
                                   2002.

Stephen M. Benham (1959),          Vice President and Assistant General Counsel,
Secretary (2005)                   JPMIM since 2004; Vice President (Legal
                                   Advisory) of Merrill Lynch Investment
                                   Managers, L.P. from 2000 to 2004; attorney
                                   associated with Kirkpatrick & Lockhart LLP
                                   from 1997 to 2000.

Elizabeth A. Davin (1964),         From 2004 to present, Senior Counsel,
Assistant Secretary (2005)**       JPMorgan Chase & Co.; Assistant General
                                   Counsel and Associate General Counsel and
                                   Vice President, Gartmore Global Investments,
                                   Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),        Various attorney positions for Bank One
Assistant Secretary (2005)**       Corporation (now known as JP Morgan Chase &
                                   Co.) since 1990.

Nancy E. Fields (1949),            From October 1999 to present, Director,
Assistant Secretary (2005)**       Mutual Fund Administration, One Group
                                   Administrative Services, Inc. (now known as
                                   JPMorgan Funds Management, Inc.) and Senior
                                   Project Manager, Mutual Funds, One Group
                                   Dealer Services, Inc. (now known as JPMorgan
                                   Distribution Services, Inc.) From July 1999
                                   to October 1999, Project Manager, One Group,
                                   Banc One Investment Advisors Corporation (now
                                   known as JPMorgan Investment Advisors, Inc.)

Avery P. Maher (1945),             Vice President and Assistant General Counsel,
Assistant Secretary (2005)         JPMIM since 2004; Second Vice President and
                                   Assistant Secretary of John Hancock Advisers,
                                   LLC, from 1992 to 2004.

Alaina V. Metz (1967),             Vice President, BISYS Fund Services, Inc.
Assistant Secretary (2005)*        since 1995.

Suzanne E. Cioffi (1967),          Vice President, JPMIM, responsible for mutual
Assistant Treasurer (2005)         fund financial reporting. During the past
                                   five years, Ms. Cioffi has overseen various
                                   fund accounting, custody and administration
                                   conversion projects for JPMIM.

Christopher D. Walsh (1965),       Vice President, JPMIM; Mr. Walsh manages all
Assistant Treasurer (2005)         aspects of institutional and retail mutual
                                   fund administration and vendor relationships
                                   within the mutual funds, commingled/ERISA
                                   funds, 3(c)(7) funds, hedge funds and LLC
                                   products. Prior to joining JPMorgan in 2000,
                                   he was a director from 1996 to 2000 of Mutual
                                   Fund Administration at Prudential
                                   Investments.

Stephen M. Ungerman (1953),        Vice President, JPMIM; previously, head of
Chief Compliance Officer (2005)    Fund Administration - Pooled Vehicles. Prior
                                   to joining J.P. Morgan Chase & Co. in 2000,
                                   he held a number of positions in Prudential
                                   Financial's asset management business,
                                   including Associate General Counsel, Tax
                                   Director and Co-head of Fund Administration
                                   Department. Mr. Ungerman was also the
                                   Assistant Treasurer for all mutual funds
                                   managed by Prudential.

*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

     As of [_______], 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.

                                 CODES OF ETHICS

     The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with the Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or the Fund; (ii) making to the Trust or the Fund any untrue statement of a material fact or omit to state to the Trust or the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or the Fund; or (iv) engaging in any manipulative practice with respect to the Trust or the Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Fund subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Board of Trustees has delegated to the Subadviser proxy voting authority with respect to the Fund's portfolio securities.

     [Subadviser's proxy voting policy to be inserted]

     In accordance with regulations of the SEC, the Fund's proxy voting records for the 12-month period ended June 30, 2005 are on file with the SEC and are available on the Fund's website at www.jpmorganfunds.com.

                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Fund's portfolio holdings disclosure policy, no sooner than 30 days after month end, the Fund will make available to the public, upon request to JPMorgan Funds Services (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Fund's publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients' consultants. No compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures. A list of the entities that receive the Fund's portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

    Vickers Stock Research Corp.       Quarterly     30 days after month end
    Standard & Poor's                  Monthly       30 days after month end
    MorningStar Inc.                   Monthly       30 days after month end
    Lipper, Inc.                       Monthly       30 days after month end
    Thomson Financial                  Monthly       30 days after month end
    Bloomberg LP                       Monthly       30 days after month end
    Casey Quirk & Acito                Monthly       30 days after month end
    LPL Financial Services             Monthly       30 days after month end
    Investment Company Institute       Monthly       30 days after month end

     In addition, certain service providers to the Fund or the Adviser, Subadviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Fund's portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

     Disclosure of the Fund's portfolio securities as an exception to the Fund's normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures. The Fund's Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund's shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Fund's website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

     The Fund also includes information concerning the Fund's top ten holdings, and other related information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.

     Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                        INVESTMENT ADVISER AND SUBADVISER

     The Trust has retained the Adviser as investment adviser to provide investment advice and portfolio management services to the Fund, pursuant to an advisory agreement dated ____, 2005 (the "Advisory Agreement"). Under the Advisory Agreement, and except as delegated to the Subadviser, the Adviser manages the investment of the assets of the Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by the Adviser will at all times be subject to the policies and control of the Trustees. The Adviser also provides certain administrative services to the Fund.

     The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or Fund's shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

     Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003 JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

     [Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Fund and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing Agents" and "Distributor" sections.]

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See the "Potential Conflicts of Interest" section.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to a percentage of the Fund's average daily net assets specified in the Fund's Prospectuses. The Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

     HCM has been engaged by the Adviser to serve as the Subadviser to the Fund. HCM is majority owned by J.P. Morgan Fleming Asset Management Holdings Inc.

     HCM is an international asset management firm specializing in non-traditional investment management strategies. HCM was founded by Henry Swieca and Glen Dubin. HCM has over 160 staff members including 62 investment and trading professionals in offices in New York, London and Hong Kong.

     The Subadviser is paid monthly by the Adviser a fee equal to a percentage of the average daily net assets of the Fund. The aggregate annual rate of the fees payable by the Adviser to the Subadviser is ___% of the Fund's average daily net assets.

     The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an "assignment" (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Adviser, the Fund, or its shareholders, for any error of judgment or mistake of law or for any losses sustained by the Adviser, the Fund or its shareholders, except in the case of the Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Subadvisory Agreement.

     The Adviser may terminate any agreement with the Subadviser without shareholder approval. Moreover, the Fund and the Adviser have applied for an exemptive order from the SEC that permits the

Adviser, subject to certain conditions, to enter into agreements relating to the Fund with subadvisers to which it is not "affiliated", as defined in the 1940 Act ("Unaffiliated Subadvisers") approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits the Adviser, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Subadvisers for the Fund or other funds which the Trust may establish in the future, change the terms of particular agreements with Unaffiliated Subadvisers or continue the employment of existing Unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUBADVISORY ARRANGEMENTS

[TO BE ADDED TO REFLECT DISCUSSION AT BOARD MEETING]

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

     The following table shows information regarding all of the other accounts managed by each portfolio manager as of ________, 2005.

                              REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                   COMPANIES                         VEHICLES                   OTHER ACCOUNTS
                        NUMBER OF                            NUMBER OF                    NUMBER OF
                        ACCOUNTS           TOTAL ASSETS      ACCOUNTS     TOTAL ASSETS    ACCOUNTS       TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------
Evan Dick

Greg Howell

Alain Sunier

Jerome
Benveniste

Aindrais D. P.
O'Callaghan

PERFORMANCE BASED FEE ADVISORY ACCOUNTS

     The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance.

                              REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                   COMPANIES                         VEHICLES                   OTHER ACCOUNTS
                        NUMBER OF                            NUMBER OF                    NUMBER OF
                        ACCOUNTS           TOTAL ASSETS      ACCOUNTS     TOTAL ASSETS    ACCOUNTS       TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------
Evan Dick

Greg Howell

Alain Sunier

Jerome
Benveniste

Aindrais D. P.
O'Callaghan

POTENTIAL CONFLICTS OF INTERESTS

     As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment company (a "RIC"). The potential for conflicts of interest exists when the Adviser or a Subadviser and its portfolio managers manage other accounts with similar investment objectives and strategies as the RIC ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     JPMIM. Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which another account invests, the Adviser could be seen as harming the performance of such account for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

     HCM. As indicated in the above table, the portfolio managers are responsible for the day-to-day management of other accounts, including other accounts with investment strategies similar to the Fund. The fees earned by HCM for managing each of those accounts may vary, particularly because for at least two accounts, HCM is paid based upon the performance results of those accounts. This could create a conflict of interest because the portfolio managers could have an incentive to favor certain accounts over others, resulting in other accounts outperforming the Fund. However, HCM believes that this risk is mitigated by the fact that investment decisions for each of the accounts (including the Fund) are made through an automated system, and not by any one individual, which processes each account's transactions independent of those for the other accounts.

PORTFOLIO MANAGER COMPENSATION

     JPMIM. The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to the Fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

     HCM. The Subadviser's portfolio managers are compensated for their services by HCM. Each portfolio manager's compensation consists of a base salary fixed from year to year and a variable cash bonus. Base salary is based on market factors and the skill, experience and responsibilities of each portfolio manager. The amount of the variable bonus is based on a fixed percentage of the management fees and performance fees, if applicable, charged to the portfolios that each portfolio manager manages. For certain portfolio managers, an additional component of their bonus is determined by their receipt of a fixed percentage of HCM's annual profits.

OWNERSHIP OF SECURITIES

     The following table indicates the dollar range of securities of the Fund beneficially owned by the Fund's lead portfolio managers as of ______, 2005.

AGGREGATE DOLLAR RANGE OF SECURITIES IN FUND

[insert table]

                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005, as amended on ______, 2005, (the "Administration Agreement"), between the Trust, on behalf of the Fund, and JPMFM, JPMFM serves as administrator of the Fund. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of the Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for the Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Fund, and to furnish certain other services required by the Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Fund's operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

     Unless sooner terminated, the Administration Agreement will continue in effect through [October 31, 2005]. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from the Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Complex, including the series of the former One Group Mutual Funds.

                                   DISTRIBUTOR

     JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of the Fund in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase

Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until [October 31, 2005] and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one JPMorgan Fund will not result in the termination of the Distribution Agreement with respect to any other JPMorgan Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

                                DISTRIBUTION PLAN

     The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A and Class C Shares of the Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of the Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in the Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Fund and its investment process and management;
(viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of Shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Fund that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Fund accumulates a critical mass.

     Class A Shares of the Fund pay a Distribution Fee of 0.25% of average daily net assets and Class C Shares of the Fund pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class C Shares of the Fund of up to 1.00% of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class C Shares, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of the Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of the Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class C Shares maintained in the Fund by such broker-dealers' customers. [Trail or maintenance commissions on Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares.] Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class C Shares, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class C Shares in any one year will be accrued and paid by the Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class C Shares, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of the Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of the Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                                    CUSTODIAN

     [_____], serves as custodian for the Fund pursuant to a custodian agreement under which it holds the Fund's assets.

     For custodian services, the Fund pays to [___] safekeeping fees of [insert fee information].

                                 TRANSFER AGENT

     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                              SHAREHOLDER SERVICING

     The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMDS. Under the agreement, JPMDS is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing JPMDS of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Financial Intermediary) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Fund; receiving and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Fund or a shareholder may request. Financial Intermediaries may be required to register pursuant to state securities laws.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until [October 31, 2006]. Thereafter, if not terminated, the shareholder servicing agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Under the shareholder servicing agreement, the Fund has agreed to pay JPMDS for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders). JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the shareholder servicing agreements with respect to the Fund on a month-to-month basis.

    Select Class, Class A and Class C                                0.25%
    Institutional Class                                              0.10%

     To the extent it is not otherwise required by its contractual agreement to limit the Fund's expenses as described in the Prospectuses for the Fund, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to the Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Fund to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Fund or to its shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

     The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent registered public accounting firm, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Fund as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Fund, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to the Fund or JPMDS.

     The Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Fund may also enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively.

From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Fund. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trust and the Fund is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and assists in the preparation and/or review of the Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in the Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

     The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing the Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Fund and conforms with the Fund's fundamental objectives, policies and restrictions; and (iii) the Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

     Each investor may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of any other JPMorgan Fund as indicated in the Prospectus that offers such share class. The shareholder will not pay a sales charge for such exchange. The Fund reserves the right to limit the number of exchanges or to refuse an exchange. The Fund may discontinue this exchange privilege at any time.

     Shares of the Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by the Fund for up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

     ADDITIONAL INFORMATION ABOUT CLASS C SHARES. The Distributor pays broker-dealers a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     If an investor redeems Class C Shares then uses that money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor's prior months' holdings, so that the Financial Intermediary will receive the trail sooner.

     The CDSC will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants.

     The Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund and in certain other circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act.

     The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.

     REDEMPTION FEES. In general, shares of the Fund may be exchanged or redeemed at net asset value, less any applicable CDSC.

     Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market timers, long-term investors may be adversely affected. The Fund does not authorize market timing and, except for the funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Fund will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.

     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Fund, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Fund's Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Fund by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A and Class C Shares are calculated at the same time. In general, dividends on Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The NAV of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Fund in valuing its assets.

     Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Fund are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Fund's securities. The Fund's Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Fund management as well as the Fund's investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of the Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Fund, the Adviser places orders for all purchases and sales of portfolio securities and may enter into repurchase agreements. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, the Fund and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Fund. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports

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concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting the Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax-exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. The Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, including other funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

     JPMIM. Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. The Fund will not participate in JPMIM's soft dollar arrangements described below.

     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Fund and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Fund should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     HCM. Under HCM's policy, HCM has the power and authority to establish and maintain accounts of behalf of its clients with, and issue order for the purchase or sale of securities for its clients directly to, a broker, dealer or other person, as well as to exercise or abstain from exercising any option, privilege or right held by its clients. In selecting a broker with respect to effecting any securities transaction on behalf of its clients, HCM may pay a broker a commission in excess of the amount another broker would have charged for effect in such transaction, so long as, in HCM's good faith judgment, the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or HCM's overall investment management business. HCM intends to comply with Section 28(e) of the Securities Exchange Act, under which HCM's use of its clients' commission dollars to acquire research products and services is not a breach of its fiduciary duty to its clients - even if the brokerage commissions paid are higher than the lowest available - as long as (among certain other requirements) HCM determines that the commissions are reasonable compensation for both the brokerage services and the research acquired.

                                 DELAWARE TRUST

     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                              DESCRIPTION OF SHARES

     The Trust is an open-end, management investment company organized as a Delaware statutory trust. The Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of the Fund with each other share of the Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to the shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The

Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

              DISTRIBUTIONS AND TAX MATTERS [SUBJECT TO TAX REVIEW]

     The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     The Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to the Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for the Fund.

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

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (i) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" as such term is defined in the Code.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income in the case of shareholders who are individuals, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     The Fund's transactions in futures contracts, options, swaps and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

     The Fund may invest in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.

     Alternatively, the Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

     Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

     FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S.
federal income tax including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, properly designated interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid during taxable years of the Fund beginning prior to January 1, 2008, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     State and Local Tax Matters. DEPENDING ON THE RESIDENCE OF THE SHAREHOLDERS FOR TAX PURPOSES, DISTRIBUTIONS MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXES. RULES OF STATE AND LOCAL TAXATION REGARDING QUALIFIED DIVIDEND INCOME, ORDINARY INCOME DIVIDENDS AND CAPITAL GAIN DIVIDENDS FROM REGULATED INVESTMENT COMPANIES MAY DIFFER FROM THE U.S. FEDERAL INCOME TAX RULES IN OTHER RESPECTS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE CONSEQUENCES OF THESE AND OTHER STATE AND LOCAL TAX RULES AFFECTING INVESTMENT IN THE FUND.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Fund, the Fund's service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or JPMDS. The Prospectuses and this SAI do not constitute an offer by the Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or JPMDS to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of ________, 2005, no person owned of record, or was known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Fund.

                       APPENDIX A--DESCRIPTION OF RATINGS

     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"+" or "-" may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1                 Prime Credit Quality

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)          Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average.
                    Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1
                    (high)", few entities are strong enough to achieve this rating.

R-1 (middle)        Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1
                    (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

                            PART C: OTHER INFORMATION
Item 23. Exhibits

(a)(1) Certificate of trust dated November 12, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(2) Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(3) Amendment No. 1 dated February 15, 2005 to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(4) Amended Schedule B dated May, 2005 to the Declaration of Trust. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(a)(5) Amended Schedule B to the Declaration of Trust. To be filed by amendment.

(b) By-Laws dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(c) Instrument defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).

(d)(1) Amended and Restated Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(d)(2) Form of Amended Schedule A to the Investment Advisory Agreement (amended as of May 13, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(d)(3) Amended Schedule A to the Investment Advisory Agreement. To be filed by amendment.

(d)(4)    Investment Sub-Advisory Agreement. To be filed by amendment.

(e)(1) Distribution Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(e)(2) Form of Amended Schedules B, C, D, and F to Distribution Agreement (amended as of May 13, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(e)(3) Form of Amended Schedules B, C, D and F to the Distribution Agreement. To be filed by amendment.

(f)       Not applicable.

(g)(1) Global Custody and Fund Accounting Agreement, dated February 19, 2005, between JPMorgan Chase Bank, N.A. and the entities named on Annex A. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(g)(2) Form of Amended Schedule A to Global Custody Agreement (amended as of May 13, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(g)(3) Form of Amended Schedule A to the Global Custody Agreement. To be filed by amendment.

(g)(4) Custody Agreement for the Highbridge Statistical Market Neutral Fund. To be filed by amendment.

(h)(1)(a) Administration Agreement, dated February 19, 2005 between the Trust and JPMorgan Funds Management, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(1)(b) Form of Amended Schedule B to the Administration Agreement (amended as of May 13, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(h)(1)(c) Form of Amended Schedule B to the Administration Agreement. To be filed by amendment.

(h)(2)(a) Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(2)(b) Form of Amended Appendix A to the Transfer Agency Agreement
          (amended as of May 13, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(h)(2)(c) Form of Amended Appendix A to the Transfer Agency Agreement. To be filed by amendment.

(h)(3)(a) Shareholder Servicing Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(3)(b) Form of Amended Schedule B to the Shareholder Servicing Agreement (amended as of May 13, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(h)(3)(c) Form of Amended Schedule B to the Shareholder Servicing Agreement. To be filed by amendment.

(h)(4)(a) Form of Fee Waiver Agreement. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(h)(4)(b) Form of Fee Waiver Agreement dated May 1, 2005. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(h)(4)(c) Form of Fee Waiver Agreement. To be filed by amendment.

(h)(5) Indemnification Agreement. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession Number 0001047469-05-004230).

(i)       Opinion and Consent of Counsel. To be filed by amendment.

(j) Consent of Independent Registered Public Accounting Firm. To be filed by amendment.

(k)       Not applicable.

(l) Certificate of Sole Shareholder. Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(m)(1) Form of Combined Amended and Restated Distribution Plan effective February 19, 2005. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession number 0001047469-05-004230).

(m)(2)    Amended Schedule B to the Distribution Plan (amended as of May 13,
          2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(m)(3)    Amended Schedule B to the Distribution Plan. To be filed by amendment.

(n)(1) Form of Combined Amended and Restated Rule 18f-3 Multi-Class Plan effective February 19, 2005. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession number 0001047469-05-004230).

(n)(2)    Amended Exhibit B to the Multi-Class Plan (amended as of May 13,
          2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(n)(3)    Amended Exhibit B to the Multi-Class Plan. To be filed by amendment.

(o)       Reserved.

(p)       Codes of Ethics.

      (1) Code of Ethics of J.P. Morgan Mutual Fund Series. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

      (2) JPMIM Code of Ethics. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

      (3) Code of Ethics for One Group Dealer Services, Inc. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(99)(a) Powers of Attorney. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(99)(b) Powers of Attorney for Suzanne E. Cioffi. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

Item 24. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 25. Indemnification

Reference is made to Section 5.3 of Registrant's Declaration of Trust.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

See "Management of the Trust" in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

Item 27. Principal Underwriter

(2) Effective February 19, 2005, JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005) will become the principal underwriter of the Registrant's shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. As of the date of this post-effective amendment, One Group Dealer Services, Inc. acts as principal underwriter for the following investment company: One Group Mutual Funds. Effective February 19, 2005, JPMorgan Distribution Services, Inc. will act as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds
JPMorgan Investment Trust

(2) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.


                         POSITIONS AND OFFICES
                         WITH ONE GROUP DEALER
NAME                         SERVICES, INC.                      POSITIONS WITH REGISTRANT
----                     ---------------------                   -------------------------
David Thorp              President                               None

Robert L. Young          Vice President                          Senior Vice President

Michael R. Machulski     Director, Vice President and Treasurer  None

Nancy E. Fields          Vice President                          Assistant Secretary

Scott E. Richter         Secretary                               Secretary and Chief Legal Officer

Jessica K. Ditullio      Assistant Secretary                     Assistant Secretary

Charles Wooding          Assistant Treasurer                     None

(c)     Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).

J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distributor).


JPMorgan Distribution Services, Inc., the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).


JPMorgan Chase Bank, N.A. at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).


JPMorgan Funds Management, Inc., the Registrant's administrator (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, JPMorgan Trust I, has duly caused this registration statement Post-Effective Amendment No. 12 to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 19th day of July, 2005.

                                               JPMORGAN TRUST I


                                               By: /s/ George C.W. Gatch*
                                                  ----------------------------
                                                  George C.W. Gatch
                                                  President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on July 19, 2005.

Fergus Reid, III*                              Marilyn McCoy*
------------------------                       ------------------------
Fergus Reid, III                               Marilyn McCoy
Trustee and Chairman                           Trustee

William J. Armstrong*                          William G. Morton*
------------------------                       ------------------------
William J. Armstrong                           William G. Morton
Trustee                                        Trustee

Roland R. Eppley, Jr.*                         Robert A. Oden, Jr.*
------------------------                       ------------------------
Roland R. Eppley, Jr.                          Robert A. Oden, Jr.
Trustee                                        Trustee

John F. Finn*                                  Frederick W. Ruebeck*
------------------------                       -----------------------
John F. Finn                                   Frederick W. Ruebeck.
Trustee                                        Trustee

Matthew Goldstein*                             James J. Schonbachler*
------------------------                       -----------------------
Matthew Goldstein                              James J. Schonbachler
Trustee                                        Trustee

Robert J. Higgins*                             Leonard M. Spalding, Jr*
------------------------                       ------------------------------
Robert J. Higgins                              Leonard M. Spalding, Jr.
Trustee                                        Trustee

Peter C. Marshall*
------------------------
Peter C. Marshall
Trustee

*By /s/ Avery P. Maher                         By /s/ George C. W. Gatch*
---------------------------------              -------------------------------
Avery P. Maher                                 George C. W. Gatch
Attorney-in-fact                               President

By /s/ Suzanne E. Cioffi*
---------------------------------
Suzanne E. Cioffi
Principal Financial officer